EXHIBIT 10.1

AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

OF

CONVERGENCE FUEL SYSTEMS, LLC

by and among

WOODWARD, INC.,

WOODWARD FUEL SYSTEMS HOLDINGS LLC

and

GENERAL ELECTRIC COMPANY

dated as of January 4, 2016

TABLE OF CONTENTS

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Annexes
A	Definitions
B	Members, Addresses and Contact Information
C	Scope
D	Members’ Percentage Interests and Initial Capital Account Balances
E	Initial Directors, General Manager, Finance Manager and Technology Manager
F	Insurance
G	Additional Employees
H	Engineering Scope
I	Compliance Policy
J	Technology and IP Protections

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AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT
OF
CONVERGENCE FUEL SYSTEMS, LLC

This Amended and Restated Limited Liability Company Agreement (as amended, modified, supplemented or restated from time to time and including the Annexes and Schedules hereto, this “Agreement”) of Convergence Fuel Systems, LLC (the “Company”) is entered into as of January 4, 2016 (the “Closing Date”) by and among Woodward, Inc., a Delaware corporation (“Woodward”), Woodward Fuel Systems Holdings LLC, a Delaware limited liability company and wholly-owned subsidiary of Woodward (“Woodward Affiliate”), and General Electric Company, a New York corporation (“GE”) (with GE acting by and through its GE Aviation business unit).

RECITALS

WHEREAS, GE and Woodward have a long history providing fuel system programs and together have achieved industry-leading reliability and performance in controls and externals;

WHEREAS, GE and Woodward have decided to enter into a joint venture to strengthen their relationship and better enhance innovation, performance and reliability in fuel systems for commercial aerospace applications within the Company Scope;

WHEREAS, the Members are entering into this Agreement with the intent that the Company shall have goals to, among other things, (a) provide GE with the world’s best and most competitive fuel systems available, today and in the future, for GE’s commercial aircraft engines within the Company Scope, (b) enable rapid control system optimization through joint system expertise at a reduced cost by leveraging the resources of both GE and Woodward and (c) provide financial benefits to both GE and Woodward by expanding the content per fuel system application and sharing in the OEM and aftermarket revenue streams associated with the fuel system line replaceable units for GE’s commercial aircraft engines within the Company Scope;

WHEREAS, on August 5, 2015, Woodward caused to be executed and delivered, and filed with the Secretary of State of the State of Delaware, the certificate of formation of the Company (the “Certificate of Formation”);

WHEREAS, pursuant to the Contribution Agreement, dated as of August 21, 2015, by and between Woodward and the Company (the “Woodward Contribution Agreement”), effective on August 21, 2015 (the “Woodward Contribution Date”), Woodward contributed the Woodward Contributed Assets (as defined in the Woodward Contribution Agreement) to the Company;

WHEREAS, on August 21, 2015 (a) Woodward contributed ten percent (10%) of its Membership Interest to Woodward Affiliate; and (b) Woodward and Woodward Affiliate entered into the Amended and Restated Limited Liability Company Agreement of the Company, dated as of August 21, 2015 (the “Initial LLC Agreement”);

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WHEREAS, pursuant to the Purchase and Sale Agreement, dated as of the Closing Date, by and between GE and Woodward (the “Purchase and Sale Agreement”), concurrently herewith, GE purchased and acquired from Woodward a fifty percent (50%) Membership Interest, and Woodward sold and transferred to GE such Membership Interest, all upon the terms and conditions set forth in the Purchase and Sale Agreement (“GE’s Purchase”);

WHEREAS, pursuant to the Contribution Agreement, dated as of the Closing Date, by and between GE and the Company (the “GE Contribution Agreement”), on the Closing Date, GE is contributing the GE Contributed Assets (as defined in the GE Contribution Agreement) to the Company;

WHEREAS, the Company will have a valid election in effect under Section 754 of the Code for the Taxable Year in which the consummation of the transactions contemplated by the Purchase and Sale Agreement occurs; and

WHEREAS, GE, Woodward and Woodward Affiliate now desire to enter into this Agreement to amend and restate the Initial LLC Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
DEFINITIONS AND USAGE

Section 1.01.     Definitions.  Capitalized terms used in this Agreement shall have the meanings ascribed to them in Annex A.

Section 1.02.     Terms and Usage Generally.

(a)     The definitions in Annex A shall apply equally to both the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  All references herein to Articles, Sections, Annexes and Schedules shall be deemed to be references to Articles and Sections of, and Annexes and Schedules to, this Agreement unless the context shall otherwise require.  All Annexes and Schedules attached hereto shall be deemed incorporated herein as if set forth in full herein.  The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.”  The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  Except as otherwise indicated, the word “or” shall not be exclusive and shall mean “and/or.”  The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if.”  References to a Person are also to its permitted successors and permitted assigns.  Unless otherwise expressly provided herein, any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented,

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including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein.

(b)     As used in this Agreement, unless otherwise expressly specified herein, any allocation or distribution to be made among Membership Interests or Members “on a pro rata basis” or “ratably” shall be made in proportion to the relative Percentage Interests attributable to the Membership Interests of such Members, in each case determined immediately prior to the transaction with respect to which such allocation is being made.

ARTICLE II
ORGANIZATIONAL AND OTHER MATTERS

Section 2.01.     Formation; Qualification; Members

(a)     The Company was formed as a limited liability company on August 5, 2015, by the filing of a Certificate of Formation with the Secretary of State of the State of Delaware pursuant to Section 18-201 of the Delaware Limited Liability Company Act, 6 Del. C. §§18-101 et seq. (the “Act”) (which filing is hereby approved and ratified in all respects).  The Company shall file and record any amendments or restatements to the Certificate of Formation of the Company and all other documents as may be required or appropriate under the Laws of the State of Delaware and of any other jurisdiction in which the Company may conduct business.  The Company shall, upon request, provide any Member with copies of each such document as filed and recorded.

(b)     Subject to Section 5.07, each Officer of the Company appointed by the Board pursuant to Section 5.02 is hereby designated as an “authorized person,” within the meaning of Section 18-201 of the Act, to execute, deliver and file, or cause the execution, delivery and filing of, all certificates, notices or other instruments (and any amendments or restatements thereof) required or permitted by the Act to be filed in the office of the Secretary of State of the State of Delaware in connection with the formation of the Company and any other certificate, notice or other instrument (and any amendment or restatement thereof) that is necessary for the Company to qualify to do business in a jurisdiction in which the Company may wish to conduct business and where such qualification is required.

(c)     The Members, listed in Annex B, shall have the rights and liabilities as provided in the Act, except as is otherwise expressly provided herein.  GE is admitted as a Member of the Company on the date hereof.

Section 2.02.     Name.  The name of the Company is “Convergence Fuel Systems, LLC.”

Section 2.03.     Effectiveness of this Agreement.  This Agreement constitutes the limited liability company agreement (as defined in the Act) of the Company and is effective as of the date hereof.

Section 2.04.     Term.  The Company commenced its existence on the date that the Certificate of Formation of the Company was filed with the Secretary of State of the State of

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Delaware, and shall continue in existence in perpetuity until the dissolution of the Company in accordance with the provisions of Article XVI.  The existence of the Company as a separate legal entity shall continue until a certificate of cancellation of the Certificate of Formation of the Company referred to in Section 2.01(a) is filed, as provided in the Act.

ARTICLE III
PURPOSE AND POWERS

Section 3.01.     Purpose of the Company; Scope.

(a)     Company Purpose.  Subject to Section 5.07(g), the purpose of the Company shall be to engage in the businesses with respect to the matters set forth in the third Recital to this Agreement and in such other lawful business or activity that is incidental or necessary to accomplish such purpose or that is otherwise permitted by Law (the “Company Purpose”).

(b)     Company Scope.  The Company will, directly or through the Members pursuant to the Transaction Documents, provide the development, certification, production (subject to Section 3.01(d)), and aftermarket support (subject to Section 3.01(d)), for the Fuel System requirements on GE’s GE90, GEnx and GE9X engines and GE’s future commercial aircraft engines that produce thrust in excess of 50,000 pounds (the “Company Scope”).  Without limiting the foregoing, the Company Scope is further described in Annex C. The Company Scope shall be automatically amended to include any Fuel System program(s) approved for inclusion within the Company Scope by the Members pursuant to Section 5.07(g)(ii).

(c)     Additional Company Scope.  While initially a joint venture with respect to GE’s commercial aircraft engines that produce thrust in excess of 50,000 pounds, the Members will consider including within the Company Scope any Fuel System program(s) for other future GE commercial aircraft engines (i.e., that are not then within the Company Scope) based on numerous factors, including the Company’s capability, performance and the economic impact to each Member.

(d)     General.

(i)     Except as expressly mutually agreed to by the Members, or, in the case of clause (B), as otherwise expressly set forth in the Transaction Documents, the Company shall not be entitled to, and shall not, (A) perform any manufacturing or (B) provide any MRO Sales with respect to any Company Scope Program.

(ii)     GE shall (and GE shall cause its Subsidiaries and Controlled Affiliates to) award all of the Fuel System requirements on any Company Scope Program to the Company, subject to GE’s rights pursuant to Exhibit 5 to the Company Supply Agreement as it pertains to Future LRUs.  [***].

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Section 3.02.     Powers of the Company.  The Company shall have the power to do any and all acts reasonably necessary, appropriate, proper, advisable, incidental or convenient to or for the furtherance of the Company Purpose and the Company Scope and for the protection of the Company.

Section 3.03.     Company Responsibility for Obligations.  Except as otherwise required by the Act, all debts, obligations, and liabilities of the Company of any kind, nature or description whatsoever, whether arising in contract, tort, or otherwise, shall be solely the debts, obligations, and liabilities of the Company; and none of the Members (or any of their respective employees, agents, attorneys, Affiliates, partners, shareholders, officers, managers, directors, successors or assigns), or any Director or any Officer, shall be obligated personally for any such debt, obligation or liability of the Company solely by reason of acting in such capacity.

Section 3.04.     Rights of Members.  The Members shall not participate in the management of the Company, other than through the appointment of their respective Directors to the Board and as otherwise expressly provided herein.

ARTICLE IV
CAPITAL CONTRIBUTIONS; ALLOCATIONS

Section 4.01.     Initial Capital Contributions.

(a)     The initial Capital Contributions of Woodward made on the Woodward Contribution Date (the “Initial Woodward Contributions”) are as set forth on Schedule A to the Initial LLC Agreement.

(b)     The initial Capital Contributions of GE made on the Closing Date (such Capital Contribution, together with the Initial Woodward Contributions, the “Initial Capital Contributions”) are as set forth in Annex D of this Agreement.

Section 4.02.     Additional Capital Contributions and Other Fundings.

(a)     Except as otherwise expressly provided in Section 4.02(b),  Section 4.05,  Section 8.01(f) and Section 17.03(c), no Member shall have the right or obligation to make any additional Capital Contribution to the Company in excess of its Initial Capital Contributions.

(b)     In the event that GE and Woodward mutually agree in writing to fund the Company through additional Capital Contributions or other fundings by the Members, including in the Initial Business Plan and any Annual Business Plans (to enable, for example, the Company to pay its ongoing operating expenses and expenditures contemplated by the Initial Business Plan and any Annual Business Plans, to fund the Company’s other working capital needs or to fund additional infrastructure for manufacturing capacity or product development investments) (each, an “Additional Funding” and collectively, “Additional Fundings”), each Member shall make Additional Fundings in such amounts and pursuant to such terms, in each

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case, as shall be mutually agreed in writing by both of GE and Woodward.  From time to time, upon the request of either GE or Woodward, the Members will consider and discuss whether there is a need for Additional Fundings to the Company and, if mutually agreed, the extent and nature of Additional Fundings (if any) to be committed to be made available to the Company by the Members (it being understood that no Additional Fundings shall be required from any Member unless each of GE and Woodward, acting in their respective sole discretion, mutually agree in writing).  Any such Additional Fundings shall be made in such form (whether debt, equity or otherwise) as both GE and Woodward shall mutually agree in writing, taking into account tax, accounting and other considerations.

(c)     It is understood that, unless otherwise agreed in writing by both GE and Woodward at such time, each Member shall fund its respective Percentage Interest of all Additional Fundings (whether such Additional Fundings are in the form of debt, equity or otherwise) to the Company.

(d)     Any additional non-cash Capital Contribution shall be valued at the Asset Fair Market Value thereof.

Section 4.03.     Reduction of Additional Commitments.  At any time and from time to time, GE and Woodward may mutually determine to make an irrevocable election to reduce, on a pro rata basis, each Member’s commitment to make any Additional Funding (in each case to the extent not previously funded).  Any such reduction shall not change any Member’s Percentage Interest.

Section 4.04.     Contribution or Funding Drawdown.  All Additional Fundings in cash shall be paid in United States dollars by 11:00 a.m., Eastern Time, on the dates they are due (each, a “Drawdown Time”) by wire transfer of immediately available funds to an account specified by the Company not less than five (5) Business Days prior to the date such Additional Funding is due.

Section 4.05.     Additional Funding Default.

(a)     In the event that a Member fails to fund all or part of its portion of Additional Funding to the Company as determined pursuant to Section 4.02(c) by the applicable Drawdown Time, such failure shall constitute a default under this Agreement by the Member and, in the case of Woodward or Woodward Affiliate, the Woodward Group (the “Defaulting Member or Member Group”).  In such circumstances, GE, in the case that it is not the Defaulting Member or Member Group and is not in material breach or default under any Transaction Document, or Woodward or Woodward Affiliate, in the case that neither is or belongs to the Defaulting Member or Member Group and is not in material breach or default under any Transaction Document (the “Paying Member or Member Group”), may (but shall have no obligation to), if such default shall not be cured within ninety (90) calendar days after the applicable Drawdown Time and in addition to any other remedies in damages available for breach of contract as a result of such default, either (i) fund (in lieu of the Defaulting Member or Member Group) such defaulted Additional Funding to the Company, in which event the amount so funded shall constitute a loan from the Paying Member or Member Group to the Defaulting

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Member or Member Group (a “Capital Loan”) or (ii) receive from the Company a refund of the Additional Funding funded by such Paying Member or Member Group.

(b)     For the avoidance of doubt, the funding by the Paying Member or Member Group of any defaulted Additional Funding described in Section 4.05(a) shall not constitute a waiver by the Paying Member or Member Group of any breach of or default under this Agreement.

(c)     Each Capital Loan shall have the following terms:  (i) the principal balance of such Capital Loan and all accrued unpaid interest thereon shall be due and payable, in whole, on the earlier of (A) thirty (30) calendar days after written demand therefor has been given to the Defaulting Member or Member Group by the Paying Member or Member Group or (B) the second anniversary of the date of such Capital Loan; (ii) such Capital Loan shall bear interest at an annual rate equal to the LIBOR Rate [***] from the date that the Capital Loan was funded pursuant to Section 4.05(a) until the date that such Capital Loan, together with all interest accrued thereon, is repaid in full to the Paying Member or Member Group; (iii) all proceeds derived from the Membership Interests of the related Defaulting Member or Member Group (including any distributions thereon) that would otherwise be paid to the Defaulting Member or Member Group (whether before or in connection with Liquidation of the Company) shall be assigned by the Defaulting Member or Member Group to the Paying Member or Member Group for application to such Capital Loan until the Capital Loan and all interest thereon have been repaid in full to the Paying Member or Member Group (with all such payments being applied first to interest earned and unpaid and then to principal); and (iv) each Paying Member or Member Group shall have the right, in addition to the other rights and remedies granted to it pursuant to this Agreement or available to it at law or in equity, to take such action as the Paying Member or Member Group deems appropriate to obtain payment by the Defaulting Member or Member Group of the principal balance of such Capital Loan and all accrued and unpaid interest thereon, at the cost and expense of the Defaulting Member or Member Group.  Any Capital Loan shall be prepayable (without premium or penalty) at the option of the Defaulting Member or Member Group.  Upon payment of all amounts outstanding under such Capital Loan, such Member or Member Group shall no longer be a Defaulting Member or Member Group.  The Defaulting Member or Member Group shall execute such documents as reasonably appropriate or required to effectuate the foregoing.

Section 4.06.     Capital Accounts.  A separate Capital Account shall be maintained for each Member on the books of the Company.  The Members agree that their Capital Account balances, as of the date hereof immediately after GE’s Purchase and the Initial Capital Contributions, are as set forth in Annex D.

Section 4.07.     No Interest.  No interest shall be paid by the Company on Capital Contributions, balances in a Member’s Capital Account or any other funds contributed to the Company or distributed or distributable by the Company under this Agreement.

Section 4.08.     No Withdrawal.  No Member shall have the right to withdraw any portion of such Member’s Capital Account without the prior written consent of the Other Member or Member Group.  In accordance with the Act, a Member, under certain circumstances,

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may be required to return to the Company, for the benefit of the Company or the Company’s creditors, amounts previously wrongfully distributed to such Member out of such Member’s Capital Account.

ARTICLE V
MANAGEMENT OF THE COMPANY

Section 5.01.     Management by the Board.  The business and affairs of the Company shall be managed and controlled by a board of directors (the “Board” and each member of the Board, a “Director”), and the Board shall, subject to provisions of this Agreement (including Section 5.07 and Section 5.13) and except for matters or decisions requiring Member approval under the Act, have full and complete discretion and authority to manage and control (and, as provided in this Agreement, delegate the management or control of) the business and affairs of the Company, to make all decisions affecting the business and affairs of the Company and to take all such actions as it deems necessary or appropriate to accomplish the Company Scope, taking into consideration in its deliberations, among other things, the Company Purpose.  The Board, acting as a body pursuant to this Agreement, shall constitute a “manager” for purposes of the Act, and the actions of the Board taken in accordance with the provisions of this Agreement shall bind the Company.  No Director and no Member of the Company shall have any authority or right to bind the Company, unless otherwise expressly provided herein or unless specifically authorized by the Board pursuant to a resolution expressly authorizing such action which resolution is duly adopted by the Board.

Section 5.02.     Officers and Employees.

(a)     Subject to obtaining Unanimous Member Approval pursuant to Section 5.07(n), and in addition to any power and authority delegated by the express terms hereof, the Board may delegate any of its power and authority to any officer of the Company (an “Officer”).  Any two (2) or more offices may be held by the same person, other than the offices of General Manager, Finance Manager and Technology Manager.

(b)     Except as set forth in this Section 5.02(b), the Board shall nominate and appoint the Officers of the Company.

(i)     Woodward shall nominate and appoint the general manager of the Company (the “General Manager”), provided that such General Manager (including any successor or replacement General Manager appointed by Woodward) is reasonably acceptable to GE.  The initial General Manager, who is listed in Annex E, and any replacements or successors thereof, shall serve subject to his or her removal (with or without cause) by Woodward or the Board, termination (with or without cause) by Woodward or the Board, resignation, death, retirement or disability.  In the event of any vacancies in the General Manager position, Woodward shall nominate and appoint replacements, provided that each such replacement is reasonably acceptable to GE.  Subject to Section 5.01,  Section 5.07,  Section 5.08 and Section 5.10, the General Manager shall have responsibility for managing the Company’s execution of the Initial Business Plan and the Annual Business Plans (which shall include pursuing the achievement of any applicable operational metric targets), shall have such powers

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and perform such duties as usually pertains to his or her office, shall possess authority on technical, commercial and program issues, shall have shared responsibility with the Finance Manager for the profits and losses of the Company, and shall have such other powers and duties as from time to time may be assigned to him or her by the Board.

(ii)     GE shall nominate and appoint the finance manager of the Company (the “Finance Manager”), provided that such Finance Manager (including any successor or replacement Finance Manager appointed by GE) is reasonably acceptable to Woodward.  The initial Finance Manager, who is listed in Annex E, and any replacements or successors thereof, shall serve subject to his or her removal (with or without cause) by GE or the Board, termination (with or without cause) by GE or the Board, resignation, death, retirement or disability.  In the event of any vacancies in the Finance Manager position, GE shall nominate and appoint replacements, provided that each such replacement is reasonably acceptable to Woodward.  Subject to Section 5.01,  Section 5.07,  Section 5.08 and Section 5.10, the Finance Manager shall assist in the execution of the Initial Business Plan and Annual Business Plans (which shall include pursuing achievement of the applicable operational metric targets) and shall have such powers and perform such duties as usually pertains to his or her office, including possessing accountability over financial reporting, shall have shared responsibility with the General Manager for the profits and losses of the Company, and shall have such other powers and duties as from time to time may be assigned to him or her by the Board (including as set forth in Section 19.01(b)).

(iii)     GE and Woodward shall jointly nominate and appoint the technology manager of the Company (the “Technology Manager”).  The initial Technology Manager, who is listed in Annex E, and any replacements or successors thereof, shall serve subject to his or her removal (with or without cause) by GE and Woodward, jointly, or the Board, termination (with or without cause) by GE and Woodward, jointly, or the Board, resignation, death, retirement or disability.  In the event of any vacancies in the Technology Manager position, GE and Woodward shall jointly nominate and appoint replacements.  Subject to Section 5.01,  Section 5.07 and Section 5.08, the Technology Manager shall have responsibility for ensuring technical execution of new product introduction and production support programs and identifying and allocating associated technical resources and shall have such other powers and duties as from time to time may be assigned to him or her by the Board.

(c)     Subject to Section 5.02(b), the Officers shall serve at the pleasure of the Board and the Board may remove (with or without cause) any Person as an Officer or appoint additional Persons as Officers as the Board deems necessary or desirable.  Subject to Section 5.02(b), the Board shall have the sole and exclusive power and authority to determine the compensation of the Officers payable by the Company.

(d)     The General Manager, in consultation with the Finance Manager and the Technology Manager, shall nominate and appoint then-existing Secondees (other than the General Manager, Finance Manager and Technology Manager) to certain key roles and functions in the Company; such appointments shall consist of approximately an equal number of Secondees from each of GE and Woodward.  It is contemplated that such roles and functions shall initially include those set forth on Annex G.

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Section 5.03.     Composition of the Board; Appointments; Removals.

(a)     The Board shall be comprised of four (4) Directors, with each of GE and Woodward having the right to appoint two (2) Directors in its sole discretion, subject to Section 5.03(b) and Section 5.03(c), as applicable.  Each Director shall, to the maximum extent permitted by Law, be entitled to represent solely the interests of the Member or Members that appointed such Director; provided,  however, that in its deliberations, the Board shall take into consideration, among other things, the Company Purpose and the Company Scope.  Subject to Section 5.03(b) and Section 5.03(c), each Director shall hold office until his or her earlier removal, resignation, death, retirement or disability.

(b)     Each of the Directors appointed by GE (the “GE Directors”) shall be reasonably acceptable to Woodward.  The initial GE Directors are set forth on Annex E.  Each initial GE Director shall serve, at least, until the earlier of (i) the one (1) year anniversary of the Closing Date and (ii) the resignation, death, retirement or disability of such GE Director or the material modification of the duties of such GE Director.

(c)     Each of the Directors appointed by Woodward (the “Woodward Directors”) shall be reasonably acceptable to GE.  The initial Woodward Directors are set forth on Annex E.  Each initial Woodward Director shall serve, at least, until the earlier of (i) the one (1) year anniversary of the Closing Date and (ii) the resignation, death, retirement or disability of such Woodward Director or the material modification of the duties of such Woodward Director.

(d)     Subject to Section 5.03(b), GE shall have the exclusive right to remove (with or without cause and with or without prior notice) any of the GE Directors at any time and appoint an individual to fill any vacancy created by reason of the removal, resignation, death, retirement or disability of any of the GE Directors.  Subject to Section 5.03(c), Woodward shall have the exclusive right to remove (with or without cause and with or without prior notice) any of the Woodward Directors at any time and appoint an individual to fill any vacancy created by reason of the removal, resignation, death, retirement or disability of any of the Woodward Directors.  Appointments and removals of Directors made pursuant to this Section 5.03 shall be evidenced by an instrument in writing signed by a duly authorized representative of GE or Woodward, as applicable, and delivered to the Other Member or Member Group, the other Directors and the General Manager and the Finance Manager.

(e)     Except as otherwise provided in Article X, no Director shall be entitled to any form of remuneration or reimbursement of expenses from the Company, and no former Director or the family members or dependents thereof shall have any right to receive benefits from the Company, in each case in such Person’s capacity as Director or former Director.  Nothing contained in this Agreement shall be construed to preclude any Director from serving the Company in any other capacity and receiving compensation for such service.

Section 5.04.     Subsidiary Boards.  In the event that the Company shall form or acquire any Subsidiary, the composition of the board of directors or other similar governing body (or any

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committee thereof) of such Subsidiary (“Subsidiary Board”) shall be identical to the composition of the Board, and the corporate governance provisions, standards and requirements governing such Subsidiary Board shall be equivalent to those of the Board, in each case except as the Members otherwise mutually agree in writing.  Each of the Members shall take all necessary action to effectuate the foregoing or to cause the foregoing to be effectuated.

Section 5.05.     Board Meetings; Notice.

(a)     The Board shall meet quarterly (on a date to be determined by the Board), or more frequently if a meeting is called at the direction of any Member or Director upon at least seven (7) Business Days’ prior written notice to all Directors by express mail or Courier, by personal delivery or by facsimile (with confirmation of facsimile transmission).  Any such notice shall specify (i) the time, date, place and agenda for such meeting and (ii) the purpose of the meeting to be so held.  No actions other than those specified in the notice may be considered at any meeting unless approved by all of the Directors.  Any Board meeting may be adjourned from time to time, to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken.  At the adjourned meeting the Board may transact any business which might have been transacted at the original meeting.  If the adjournment is for more than thirty (30) calendar days, a notice pursuant to the first two sentences of this Section 5.05(a) of the adjourned meeting shall be given to each Director.

(b)     Notice of any Board meeting may be waived, or notice period shortened, by any Director before or after such meeting.  The presence of a Director at a meeting shall constitute a waiver by such Director of notice of such meeting, except in each case when such Director attends such meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business thereat because the meeting is not properly called or convened.  Meetings of the Board shall be conducted in person but Directors shall be entitled to participate by conference telephone or electronic facilities by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at a meeting.  At all meetings of the Board or any adjournments thereof, the continuous presence of all of the Directors shall be required to, and shall, constitute a quorum for the transaction of business, including deliberations regarding prospective decisions of the Board.  Each of GE and Woodward shall use commercially reasonable efforts to ensure that all of the Directors appointed by it to the Board attend all duly convened meetings of the Board.  If a quorum shall not be present at any meeting of the Board, the Directors present thereat shall adjourn the meeting in accordance with Section 5.05(a), until a quorum shall be present.  If, at two (2) consecutive duly called meetings of the Board at which a particular matter is scheduled (in advance) to be voted upon, a quorum shall not be present as a result of the same Member or Members’ appointed Director’s or Directors’ failure to attend, then either the GE Directors or the Woodward Directors may declare a Board Deadlock with respect to such matter and such Board Deadlock shall be subject to the provisions of Section 8.01.

(c)     Meetings of the Board may be held inside or outside of the State of Delaware as determined by the Board.

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Section 5.06.     Board Committees.  The Board may establish one or more committees.  Each such committee shall contain such number of Directors or other individuals as shall be designated by the Board in resolutions establishing such committee.  Subject to Section 5.07(n), any such committee shall have such powers and authority as the Board may provide or delegate by resolution, subject to the provisions of this Agreement.  Unless provided otherwise by Unanimous Member Approval, any action of such committee shall require the unanimous affirmative vote of all of the members of the committee.

Section 5.07.     Unanimous Member Approval.  Neither the Company nor any Subsidiary of the Company shall engage in, consent to, authorize or effect any of the following actions without the unanimous affirmative written approval of both GE and Woodward (“Unanimous Member Approval”):

(a)     the amendment, modification or termination of (or waiver of significant rights under) any Transaction Document to which the Company or any Subsidiary of the Company is a party;

(b)     the entry into any contract involving amounts in excess of [***] per year or capital expenditures not expressly included in the Initial Business Plan or the Annual Business Plan then in effect in excess of [***] in any twelve (12) month period;

(c)     the admission of any new Member;

(d)     the termination or Liquidation of the Company (subject to Article XVI);

(e)     any capital calls by or Capital Contributions to the Company (subject to Section 4.02,  Section 4.05,  Section 8.01(f) and Section 17.03(c) and except as expressly set forth in the Initial Business Plan or any Annual Business Plans);

(f)     the declaration of dividends or distributions not in accordance with Article XI,  Section 16.05, Section 16.07 or Section 17.06;

(g)     (i) the making of a material change to the Company Scope or the Company Purpose or (ii) the inclusion within the Company Scope of any Fuel System program that is not then within the Company Scope;

(h)     any merger or the consolidation of, or sale, acquisition or disposition of any material assets by, the Company or any Subsidiary of the Company;

(i)     the adoption, repeal, material amendment or modification to or material deviation from the Initial Business Plan or any Annual Business Plan, as applicable (subject to Section 5.10);

(j)     the making of material changes to accounting systems, policies or procedures applied by the Company or any Subsidiary of the Company in relation to its and its Subsidiaries’ accounts;

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

(k)     the approval of the provision of services under the ESA, the Woodward ASA or the GE ASA in excess of [***] (other than services and associated costs of such services to the extent such services and costs are expressly set forth in the ESA, the Woodward ASA or the GE ASA, as applicable) (subject to Article VII);

(l)     the entry into any contract or arrangement with any Member or an Affiliate of any Member involving amounts (i) in excess of [***] if such contract or arrangement is on an arm’s length basis or (ii) in excess of [***] if such contract or arrangement is not on an arm’s length basis (subject to Article VII);

(m)     the incurrence, issuance, assumption, guarantee or refinancing of any indebtedness of the Company or any Subsidiary of the Company (or any amendment of any material term of any indebtedness of the Company or any Subsidiary of the Company) or the provision of a security interest to any third party or creation of any other Encumbrance over any assets or undertaking of the Company or any Subsidiary of the Company;

(n)     the delegation of any authority of the Board to any Person or committee or any amendment to the terms of such delegation;

(o)     the commencement, settlement or approval of any strategy relating to any Proceeding by or against the Company or any Subsidiary of the Company:  (i) where the aggregate amount in dispute exceeds [***]; (ii) in which injunctive or equitable relief is sought against or by the Company or any Subsidiary of the Company or a Claim is made against any Member, Director or Officer or director, manager or officer of any Subsidiary of the Company; or (iii) that otherwise could reasonably be expected to be material to the Company or its business;

(p)     the adoption or amendment of internal control or compliance policies or procedures of the Company or any Subsidiary of the Company (subject to Article XIX);

(q)     the acceptance of a qualified audit opinion with respect to the annual audit of the Company; or

(r)     the entry into any contract, agreement, arrangement or understanding with respect to any of the matters listed in this Section 5.07.

Section 5.08.     Unanimous Board Approval.  Any decision, approval or action required or permitted under this Agreement, any Transaction Document or pursuant to applicable Law to be taken or given by the Board shall at all times require the unanimous affirmative vote of all four of the Directors (“Unanimous Board Approval”).  Any action required or permitted to be taken at any meeting of the Board may be taken without a meeting if all four of the Directors consent thereto in writing.

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Section 5.09.     Failure to Obtain Unanimous Approvals.

(a)     Following any disagreement between the GE Directors, on the one hand, and the Woodward Directors, on the other hand, as to any particular material matter voted upon (or sought to be voted upon) at a meeting of the Board, the Directors shall immediately schedule another meeting of the Board to be held within ten (10) calendar days thereafter (each, a “Second Board Meeting”).  At the Second Board Meeting, the Directors shall meet and attempt to reach Unanimous Board Approval on the matter at issue.  If the disagreement persists after the Second Board Meeting, either the GE Directors or the Woodward Directors may declare a deadlock of the Board (a “Board Deadlock”).  Any Board Deadlock shall be subject to the provisions of Section 8.01.

(b)     Following any disagreement between the Members as to any particular material matter for which Unanimous Member Approval is required (or required to be sought), the Members shall immediately schedule another discussion of the matter to be held within ten (10) calendar days thereafter (each, a “Second Member Discussion”).  At the Second Member Discussion, the Members shall attempt to reach Unanimous Member Approval on the matter at issue.  If the disagreement persists after the Second Member Discussion, either Member may declare a deadlock of the Members (a “Member Deadlock”).  Any Member Deadlock shall be subject to the provisions of Section 8.01.

Section 5.10.     Initial and Annual Business Plans.

(a)     During the effective period of the Initial Business Plan or any Annual Business Plan, the Company shall be managed and operated in accordance with the Initial Business Plan or Annual Business Plan then in effect.  Any repeal of, material amendment or modification to or deviation from the Initial Business Plan or Annual Business Plan then in effect shall require both Unanimous Member Approval and Unanimous Board Approval.  The Company shall direct that in the event that any Director or Officer detects any actual or likely material deviation from the Initial Business Plan or Annual Business Plan then in effect, he or she shall promptly report such matter to the Board for consideration.

(b)     Each of the Members acknowledges and agrees that the Initial Business Plan has been agreed upon and is deemed approved by the Board and the Members for all purposes.  Unless otherwise modified or repealed in accordance with Section 5.10(a), the Initial Business Plan shall remain in effect until the adoption of the succeeding Annual Business Plan.

(c)     With respect to each Fiscal Year following the Closing Date, the General Manager and the Finance Manager shall jointly cause to be prepared and submitted to the Board for its approval, not less than one hundred twenty (120) calendar days prior to the end of the then-current Fiscal Year, a rolling five year business plan (the “Annual Business Plan”) covering the next Fiscal Year and four succeeding Fiscal Years, which shall include the Budget, specify the timing and amount of anticipated Capital Contributions, if any, specify key operational metrics and targets for the Company so the Company is competitive on productivity, quality, technology, qualification cost, pricing, delivery timing, delinquency rate and safety.  In

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

connection with the review of the Annual Business Plan, GE, Woodward, the Officers and the Company’s sourcing board shall present to the Board regarding any project that reduces costs as set forth in Exhibit 3 to the Company Supply Agreement, including projects based on engineering changes, manufacturing changes, or otherwise, the status of achieving any current productivity targets and any existing productivity projects and cost reductions achieved to date.

(d)     The Board and the Members shall negotiate the Annual Business Plan in good faith, including attempting to resolve any Deadlocks in a mutually agreeable manner, and shall seek approval of the Annual Business Plan by both Unanimous Member Approval and Unanimous Board Approval prior to the first calendar day of the next Fiscal Year.  Subject to Section 5.07(i) and this Section 5.10(d), an Annual Business Plan with respect to a Fiscal Year shall remain in effect for such Fiscal Year.  In the event an Annual Business Plan for any Fiscal Year is not approved by both Unanimous Member Approval and Unanimous Board Approval prior to the first calendar day of such Fiscal Year (the “Relevant Year”),

(i)     the operating budget contained in the Annual Business Plan  for the previous Fiscal Year (or the Initial Business Plan, if applicable) (annualized, if such previous year’s operating budget is in respect of a period less than one year) shall be the operating budget for the Relevant Year, and

(ii)     the Company shall not distribute to the Members any as yet undistributed cash distributions related to operations of the Company in the Relevant Year or any prior Fiscal Year,

in each case of (i) and (ii) unless and until an Annual Business Plan (including the Budget) for the Relevant Year shall be approved by both Unanimous Member Approval and Unanimous Board Approval (in which case such Annual Business Plan (including the Budget) shall have retroactive effect to the beginning of the Relevant Year).

(e)     Any Member may at any time propose to the other Members that the Company make additional material investments in furtherance of the Company Scope (e.g., in an engine program, to increase capacity, on capital expenditures, etc.) (a “Material Investment”).  Any such proposing Member(s) shall submit a plan, including its reasonable projections for expenditures by the Company and the Capital Contributions to be made by each of the Members, in connection with such Material Investment.  If the Material Investment is approved by Unanimous Member Approval, the Initial Business Plan or applicable Annual Business Plan shall be amended to reflect such Material Investment, and, any funding in connection with such Material Investment shall be governed by Section 4.02(b),  Section 4.02(c),  Section 4.02(d),  Section 4.03,  Section 4.04 and Section 4.05.  Any disagreement between the Members regarding any Material Investment, or any failure of a Material Investment to receive Unanimous Member Approval, shall be subject to the provisions of Section 5.09(b) and the provisions of Section 8.01.  It is understood and agreed that no Member shall be required to make any expenditures in connection with any such Material Investment without its consent.

Section 5.11.     Failure to Achieve Operational Metrics Targets.  In connection with preparing the Annual Business Plan for each succeeding Fiscal Year, the General Manager and

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

the Finance Manager will develop a report measuring the Company’s performance relative to the then-current operational metrics targets for the then-current Fiscal Year based on then-available actual and estimated forecast data.  If such report indicates that the Company is reasonably expected to fail to achieve any of the operational metrics targets in respect of the then-current Fiscal Year, the Board, in consultation with the Officers, will develop and adopt a recovery plan to help enable the Company to achieve or exceed such metrics (other than to the extent the Board has determined by Unanimous Board Approval that such metrics are not feasible) in the next Fiscal Year, which recovery plan will be incorporated into the Annual Business Plan for such Fiscal Year.

Section 5.12.     Engineering Committee and Engineering Scope.

(a)     The Members shall establish an engineering committee (the “Engineering Committee”) for the Company, consisting of four (4) members (each of whom shall be technical leaders but who may, but need not, be Directors).  Each of GE and Woodward shall be entitled to appoint two (2) members of the Engineering Committee, provided that such appointments are reasonably satisfactory to the Other Member or Member Group.

(b)     The responsibilities of the Engineering Committee will be to:  (i) provide guidance for the Company’s new product introduction and production support programs to meet budget and performance objectives; (ii) guide development and execution of [***]; (iii) participate, as needed, on one or more change review boards, as contemplated by the Transaction Documents; (iv) guide new product introduction and technical problem resolution; and (v) champion and advocate for the Company throughout the Members’ respective organizations.

(c)     The Engineering Committee shall initially meet as required to set up teams and establish new product introduction and production support program plans, as well as [***].  Following development of the [***], the Engineering Committee shall meet periodically to [***].  The Engineering Committee shall meet as necessary throughout each year to provide guidance to and facilitate the Company in achieving progress and budget objectives of new product introduction and production support programs.  The site of Engineering Committee meetings shall alternate between the Company’s and the Members’ respective facilities as appropriate.  Except as may otherwise be provided for in the GE Secondment Agreement or the Woodward Secondment Agreement, [***] in connection with such Engineering Committee meetings.

(d)     The Officers (or their designees) will report out to the Engineering Committee at each meeting of the Engineering Committee on, among other topics as may be requested by the Engineering Committee, [***].  Subject to approval of the Board, the Company will take any additional steps and implement any projects recommended by the Engineering Committee to improve the performance and cost specifications of the Company’s products and services.

(e)     The Engineering Committee shall report out to the Board annually or more frequently as requested by the Board.

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(f)     The Company will follow mutually agreed systems engineering processes throughout all phases of the Fuel System life cycle.  Annex H provides guidance regarding the responsibilities of the Company and each of GE and Woodward for the products in the Company throughout such products’ life cycle.

Section 5.13.     General Manager and Finance Manager Unanimous Approval.  The following matters will require the unanimous approval of the General Manager and the Finance Manager:

(a)     approval of the provision of services under the ESA, the Woodward ASA or the GE ASA of up to [***] (other than services and associated costs of such services to the extent such services and costs are expressly set forth  in the ESA, the Woodward ASA or the GE ASA, as applicable) (subject to Article VII); and

(b)     the entry into any contract or arrangement with any Member or an Affiliate of any Member (i) in excess of [***] but less than [***] if such contract or arrangement is on an arm’s length basis or (ii) of up to[***] if such contract or arrangement is not on an arm’s length basis (subject to Article VII).

ARTICLE VI
FIDUCIARY DUTIES AND CORPORATE OPPORTUNITY;
NON-COMPETITION AND NON-SOLICITATION OBLIGATIONS

Section 6.01.     Fiduciary Duties.  The Members acknowledge and agree that (a) the Directors are designees of the Member or Members that appoint them, and are acting as proxies for such Member or Members with respect to the management of the Company, and (b) the Members and the Directors do not have any duties (including fiduciary duties) to any other Member or the Company, and that any duties or implied duties (including fiduciary duties) of a Member or Director to the Company or to any other Member that would otherwise apply at law or in equity are hereby eliminated to the maximum extent permitted under the Act and any other applicable Law, and each Member hereby waives all rights to, and releases each other Member and Director  from, any such duties; provided,  however, that (i) the foregoing shall not eliminate the obligation of the Members to act in compliance with the express terms of this Agreement, any other Transaction Document or any other agreement between or among any of the Members (and/or the Company) and (ii) the foregoing shall not be deemed to eliminate the implied contractual covenant of good faith and fair dealing of the Members.  Notwithstanding anything to the contrary contained in this Agreement, each Member hereby acknowledges and agrees that each Member or Director, in determining whether or not to vote in support of or against any particular decision for which Member or Board consent, respectively, is required, may act in and consider the best interest of the Member or Members that appointed such Director, respectively, whether or not the same shall be in the best interests of the Company or the other Members; provided,  however, that such Member or Director shall take into consideration, among other things, the Company Purpose and the Company Scope.  Nothing contained in this Agreement shall be deemed to appoint or designate any Director or Member an agent or legal representative of the Other Member or Member Group or to create any fiduciary relationship for any purpose whatsoever.  Except as otherwise expressly provided in this Agreement, no Member shall have

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

any authority to act for, or to assume any obligation or responsibility on behalf of, the Other Member or Member Group or the Company.

Section 6.02.     Corporate Opportunity.  Without in any way limiting, and in all cases subject to, a Member’s express obligations under the other provisions of this Agreement (including Article III,  Section 6.04(a) and Section 6.04(b)) and under the other Transaction Documents,  to the maximum extent permitted by the Act and any other applicable Law, the doctrine of corporate opportunity or any analogous doctrine shall not apply with respect to any Member or Director or any of its respective Affiliates, and no Member or Director, or any of its respective Affiliates, shall be obligated to communicate or present to the Company or its Subsidiaries any particular investment or business opportunity or prospective economic advantage (other than those that are within the Company Scope or as otherwise expressly provided in this Agreement or any other Transaction Document), regardless of whether such investment or opportunity is of a character that the Company could take advantage of if it were presented to the Company, but instead such Member or Director, or its respective Affiliate, shall have the right to pursue such opportunity independently and for its own account, and neither the Company nor any other Member shall have, by virtue of this Agreement, any rights or interests in or to such opportunity or the revenue derived therefrom (which purported rights or interest, for the avoidance of doubt, the Company hereby renounces).  Except as otherwise expressly provided in this Agreement (including Article III,  Section 6.04(a) and Section 6.04(b)) or the other Transaction Documents, no Member or its Affiliates has any obligation to refrain from any activities that are the same as or similar to those conducted by the Company or from developing or exploiting any products or services that are or may be competitive with those of the Company or investing or otherwise having an interest in any other entity engaged in such activities.

Section 6.03.     Duties and Liabilities of Members and Directors.  The provisions of this Agreement which restrict the duties and liabilities of the Members and the Directors otherwise existing at law or in equity are agreed by the Members to replace such other duties and liabilities of the Members and the Directors, respectively.

Section 6.04.     Non-Competition and Non-Solicitation Obligations.

(a)     Non-Competition Obligation of GE.

(i)     Except as expressly permitted by this Section 6.04(a) or expressly contemplated by any other provision of this Agreement or any other Transaction Document (during the term of such Transaction Document) or as agreed by Woodward in writing, during the Non-Compete Term GE shall not (and GE shall cause its Subsidiaries or Controlled Affiliates not to) engage in, own directly or indirectly any Equity Interests in any Person engaged in, or license, transfer or otherwise convey any Intellectual Property or other assets, whether tangible or intangible, to any Person with respect to, any Restricted Activity anywhere in the world.

(ii)     Notwithstanding the provisions of Section 6.04(a)(i), and without implicitly agreeing that the following activities would be subject to the provisions of Section 6.04(a)(i), nothing in this Agreement (other than compliance with Article XVIII) shall

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

preclude, prohibit or restrict GE or any of its Subsidiaries or Controlled Affiliates from engaging or continuing to engage in any manner in any (A) Financial Services Business conducted by GE (but not through or relating to GE Aviation or any of GE’s Subsidiaries or Controlled Affiliates within GE Aviation), (B) Existing Business Activities (so long as GE, such Subsidiaries or such Controlled Affiliates do not use any proprietary or confidential information of the Company or Woodward (and their respective Subsidiaries and Affiliates) in connection with such Existing Business Activities); provided that [***], (C) De Minimis Investments of GE or (D) business activity that would otherwise violate Section 6.04(a)(i) that is acquired from any third party (a “GE After-Acquired Business”) or is carried on by any third party that is acquired by or combined with GE or any of its Affiliates in each case after the date hereof (a “GE After-Acquired Company”); provided, that with respect to clause (D), so long as (1) within ten (10) days following the consummation of the purchase or other acquisition of the GE After-Acquired Business or the GE After-Acquired Company, GE shall notify Woodward in writing regarding such purchase or other acquisition, whereupon GE and Woodward shall engage in discussions and negotiations regarding the entry into an agreement pursuant to which such Restricted Activity would be sold to the Company (or such other mutually agreeable arrangement in which such Restricted Activity is, or the benefits or profits derived therefrom are, contributed to the Company) upon mutually agreed terms and conditions (it being understood and agreed that GE and Woodward shall use commercially reasonable efforts to enter into any such agreement or arrangement within a [***] period following the closing of such other purchase or acquisition) and (2) if no such agreement or arrangement has been entered into within such [***] period, GE, such Subsidiary or such Controlled Affiliate shall, within [***] thereafter, sign an agreement to dispose of, and subsequently dispose of, the relevant portion of the GE After-Acquired Business or the GE After-Acquired Company unless, at the expiration of such [***] period, the business of the GE After-Acquired Business or the GE After-Acquired Company complies with this Section 6.04(a).  Any agreement or arrangement entered into among GE, Woodward and/or the Company, as applicable, pursuant to clause (1) of the proviso of this Section 6.04(a)(ii) shall be structured to not result in any change to the Percentage Interests of the Members.

(b)     Non-Competition Obligation of the Woodward Group.

(i)     Except as expressly permitted by this Section 6.04(b) or expressly contemplated by any other provision of this Agreement or any other Transaction Document (during the term of such Transaction Document) or as agreed by GE in writing, during the Non-Compete Term, the Members belonging to the Woodward Group shall not (and shall cause their Subsidiaries and Controlled Affiliates not to) engage in, own directly or indirectly any Equity Interests in any Person engaged in, or license, transfer or otherwise convey any Intellectual Property or other assets, whether tangible or intangible, to any Person with respect to, any Restricted Activity anywhere in the world; it being understood and agreed that nothing in this Section 6.04(b) shall prohibit or restrict in any way a Woodward Sale.

(ii)     Notwithstanding the provisions of Section 6.04(b)(i), and without implicitly agreeing that the following activities would be subject to the provisions of Section 6.04(b)(i), nothing in this Agreement (other than compliance with Article XVIII) shall preclude, prohibit or restrict any Member belonging to the Woodward Group or any of its

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

respective Subsidiaries or Controlled Affiliates from engaging or continuing to engage in any manner in any (A) De Minimis Investments of any Member belonging to the Woodward Group or (B) business activity that would otherwise violate Section 6.04(b)(i) that is acquired from any third party (a “Woodward Group After-Acquired Business”) or is carried on by any third party that is acquired by or combined with a Member belonging to the Woodward Group or any of its respective Affiliates in each case after the date hereof (a “Woodward Group After-Acquired Company”); provided, that with respect to clause (B), so long as (1) within ten (10) days following the consummation of the purchase or other acquisition of the Woodward Group After-Acquired Business or the Woodward Group After-Acquired Company, Woodward shall notify GE in writing regarding such purchase or other acquisition, whereupon GE and Woodward shall engage in discussions and negotiations regarding the entry into an agreement pursuant to which such Restricted Activity would be sold to the Company (or such other mutually agreeable arrangement in which such Restricted Activity is, or the benefits or profits derived therefrom are, contributed to the Company) upon mutually agreed terms and conditions (it being understood and agreed that GE and Woodward shall use commercially reasonable efforts to enter into any such agreement or arrangement within a [***] period following the closing of such other purchase or acquisition) and (2) if no such agreement or arrangement has been entered into within such [***] period, Woodward, such Subsidiary or such Controlled Affiliate shall, within [***] thereafter, sign an agreement to dispose of, and subsequently dispose of, the relevant portion of the Woodward Group After-Acquired Business or the Woodward Group After-Acquired Company unless, at the expiration of such [***] period, the business of the Woodward Group After-Acquired Business or the Woodward Group After-Acquired Company complies with this Section 6.04(b).  Any agreement or arrangement entered into among GE, Woodward and/or the Company, as applicable, pursuant to clause (1) of the proviso of this Section 6.04(b)(ii) shall be structured to not result in any change to the Percentage Interests of the Members.

(c)     Notification Regarding Provision of Restricted Activities.  If any of the Member Representatives of GE (other than the Company and its Subsidiaries) or any of the Member Representatives of any Member of the Woodward Group (other than the Company and its Subsidiaries) shall receive any bona fide proposal, order or request (whether or not in writing) from a third party (other than the Company and its Subsidiaries) to provide Restricted Activities where the provision of which would be restricted by this Section 6.04, such Member Representative shall promptly notify the Other Member or Member Group thereof and shall work with such Other Member or Member Group to cause such Restricted Activities to instead be provided by or on behalf of the Company, subject to the prohibitions set forth in Section 3.01(d)(i).

(d)     Non-Solicitation.  During the Non-Compete Term, subject to waiver pursuant to Section 16.03(e) or Section 17.05, no Member shall, and no Member shall permit its respective Subsidiaries to, directly or indirectly, for itself or its respective Subsidiaries and Controlled Affiliates, solicit for employment or offer to employ (i) any employee of the Company, (ii) any Secondee of the Other Member or Member Group (or any Subsidiary or Controlled Affiliate thereof) or (iii) any engineer employed by the Other Member or Member Group (or any Subsidiary or Controlled Affiliate thereof) who is not a Secondee and who provides services to or in respect of the Company under the ESA or otherwise (any such Person

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

listed in clauses (i), (ii) and (iii), a “Restricted Employee”); provided, that the foregoing shall not prevent any of the Members or any of their respective Subsidiaries and Controlled Affiliates from soliciting or offering to employ any Restricted Employee (A) from and after [***] of the termination of employment of such Restricted Employee, but only if such Member or such Subsidiary or Controlled Affiliate has not previously solicited or offered such Restricted Employee for employment in violation of the provisions of this Section 6.04(d) or (B) whose employment was terminated involuntarily by the Company or such Other Member or Member Group; provided,  further, that the phrase “solicit for employment” shall not include general solicitations of or searches for employment not specifically directed towards any Restricted Employee, including through the use of (x) advertisement in any medium (including websites, journals, industry publications, or newspapers or other publications of general circulation), (y) electronic listings or (z) third party recruiting or search firms, in each case, not specifically directed towards any Restricted Employee.

(e)     Enforcement.

(i)     Each Member acknowledges and agrees that (A) the covenants and agreements set forth in this Section 6.04 (including with respect to subject matter, time period and geographical area) are reasonable and proper and are necessary to protect the Members’ interest in, and value of, the business of the Company (including the goodwill inherent therein) and (B) the Members would not have consummated the transactions contemplated by this Agreement and the Transaction Documents without the restrictions contained in this Section 6.04.

(ii)     The Members desire that the provisions of this Section 6.04 shall be enforced to the fullest extent permissible in each jurisdiction in which enforcement is sought.  Accordingly, the Members agree that if any Governmental Authority deems the covenants and agreements set forth in this Section 6.04 invalid or unenforceable in any jurisdiction, that Governmental Authority may reduce the scope or otherwise amend or reform the portion thus adjudicated to be invalid or unenforceable, such reduction, amendment or reformation to apply only with respect to the particular jurisdiction in which such adjudication is made.  That Governmental Authority may also replace any invalid or unenforceable provision with a provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable provision.  If a Governmental Authority modifies the scope of this Section 6.04, it shall be enforceable as so modified in accordance with its terms unless thereafter overturned by subsequent action of a Governmental Authority.

ARTICLE VII
RELATED PARTY TRANSACTIONS; EXERCISE OF CERTAIN RIGHTS

Section 7.01.     Related Party Transactions.  Negotiations with respect to the terms of, entry into, execution, amendment, modification or termination of, or waiver under, any Related Party Transaction with any Related Counterparty shall be conducted on behalf of the Company solely by the Officers and the Directors appointed by the Other Member or Member Group (with the participation of employees of the Other Member or Member Group).  For the avoidance of

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

doubt, the Members agree that the Transaction Documents to which the Company is a party and the transactions contemplated thereby constitute Related Party Transactions.

Section 7.02.     Exercise of Certain Rights.  Notwithstanding anything to the contrary contained in any Transaction Document:  (a) if the Company shall have any claim, right or remedy of whatever nature against any Related Counterparty arising under or relating to a Related Party Transaction, the Other Member or Member Group shall have the right (at its election) to exercise or enforce any such claim, right or remedy on behalf of the Company and at the Company’s reasonable cost and expense; and (b) if the Company becomes involved in any Proceeding against any Related Counterparty or becomes a defendant in any Proceeding brought by or on behalf of any Related Counterparty based upon or relating to any Related Party Transaction, the Other Member or Member Group shall have the right (at its election) to control the commencement, defense, management and disposition of such Proceeding on behalf of the Company, and shall be reimbursed by the Company for its reasonable costs and expenses incurred in connection therewith.

ARTICLE VIII
DISPUTE AND DEADLOCK RESOLUTION; ENFORCEMENT

Section 8.01.     Resolution.

(a)     The Members shall make every effort to settle amicably any and all disputes, controversies, conflicts and claims among the Members arising out of or relating to or in connection with this Agreement or any transactions contemplated hereby, the performance, non-performance or timely performance of the obligations set forth herein or asserted breach hereof (including any questions regarding the existence, validity, interpretation, enforceability or termination of this Agreement as well as any tort claims arising out of this Agreement) (each such claim (a “Dispute”).

(b)     (i) Any Dispute unresolved after thirty (30) calendar days, (ii) any Board Deadlock or (iii) any Member Deadlock (each instance referenced in clauses (ii) or (iii), a “Deadlock”) shall, upon the election of either GE or Woodward, be referred to (A) either the General Manager of Sourcing, the General Manager of Spare Parts or the General Manager of the applicable engine program of GE, in each case as reasonably deemed appropriate by Woodward taking into account the subject matter of such Dispute or Deadlock (such Person acting as the authorized representative for GE) and (B) the President, Aircraft Turbine Systems of Woodward (such Person acting as the authorized representative for the Woodward Group) (the “First Escalation”).

(c)     In the event that any Dispute or Deadlock remains unresolved after thirty (30) calendar days after either GE or Woodward made the election for the First Escalation, the Dispute or Deadlock shall, upon the election of either GE or Woodward, be referred to (i) the Vice President, Commercial Engines Operation of GE or a designee reasonably acceptable to Woodward (such Person acting as the authorized representative for GE) and (ii) the Chief Executive Officer of Woodward or a designee reasonably acceptable to GE (such Person acting as the authorized representative for the Woodward Group) (the “Second Escalation”).

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(d)     For the avoidance of doubt, in the event that any Dispute remains unresolved after sixty (60) calendar days after either GE or Woodward made the election for the Second Escalation, the Dispute shall, upon the election of either GE or Woodward, be judicially resolved in accordance with Section 20.09.

(e)     Any resolution of the Dispute or Deadlock agreed to by the authorized representatives of each of GE and Woodward during the First Escalation or the Second Escalation shall be deemed as final and binding on the Members and GE and Woodward shall, or shall cause their nominated Directors, to the extent necessary, to, vote in accordance with such resolution at the following meeting of the Board or the Members, as applicable (or consent in writing thereto).  Other than a Deadlock relating to a Specified Material Investment (a “Funding Deadlock”), which may be resolved solely pursuant to Section 8.01(f) after the First Escalation and the Second Escalation, the First Escalation and the Second Escalation shall be the sole recourse for any Deadlock.  A “Specified Material Investment” means any proposed Material Investment other than an investment with respect to any activities of the Company prohibited by Section 3.01(d)(i).

(f)     Notwithstanding anything herein to the contrary, in the event of any Funding Deadlock, any Member desiring to fund expenditures relating to a Specified Material Investment shall be permitted to fund such expenditures (it being understood and agreed no Member shall be required to make any expenditures in connection with any such Specified Material Investment without its consent) and solely to the extent such profits and losses are reasonably determinable, the Members will work to determine a mutually agreeable approach to enable the Member funding such expenditures to receive a separate and distinct interest in the profits and losses to the extent derived directly from such investment; provided,  however, that in no event shall such approach create a variable interest entity or otherwise change the manner in which the Members consolidate their respective financial statements in connection with the Company based on GAAP.  This Section 8.01(f) shall be the sole recourse for any Funding Deadlock.

(g)     During the course of the Dispute and Deadlock resolution process set forth in this Article VIII, all provisions of this Agreement and the Transaction Documents shall, to the extent feasible and practicable, continue to be implemented by the Company, the Members or the Directors, as appropriate.

(h)     Notwithstanding the provisions of Section 8.01, but only for the purpose of seeking relief under Section 20.17, each Member shall be entitled to seek to enforce the terms of this Agreement by decree of specific performance or to obtain injunctive relief against any breach or threatened breach of this Agreement in accordance with Section 20.17.

ARTICLE IX
INSURANCE

Section 9.01.     Minimum Insurance Coverage.  It is the intent of the Members that [***] shall procure and at all times maintain for the benefit of the Company and the Members the insurance coverage specified on Annex F from insurance carriers or reinsurers with a minimum

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A.M. Best’s financial strength rating of A-: VII, or S&P A or better and licensed to provide insurance in the jurisdictions in which work is to be performed; provided that any such insurance is obtainable on commercially reasonable terms and costs.  The cost of any such insurance shall be allocated between [***].  It is the intent of the Members that all insurance required to be maintained by [***] in compliance with this Section 9.01 will be primary to any other insurance owned, secured or in place by the Members.  [***] shall secure endorsements to this effect from all insurers of such policies.

ARTICLE X
EXCULPATION AND INDEMNIFICATION

Section 10.01.     Exculpation.  To the maximum extent permitted by applicable Law (including Section 18-1101 of the Act) and without limiting Article VI, but subject to Section 10.04, no Member or former Member, Director or former Director, or Affiliate of a Member or former Member or Director or former Director, of the Company or any Subsidiary of the Company (each, a “Covered Person” and collectively, “Covered Persons”) shall be liable or otherwise responsible or accountable to the Company, the Members (in their capacities as members of the Company) or any Affiliates of the Company or the Members, including for any monetary Damages, for any actual or alleged breach of duty, for any acts performed or for any failure to act, as a member of the Company or a Director of the Company or any Subsidiary of the Company.

Section 10.02.     Duties and Liabilities.  Without limiting Article VI, Officers and employees of the Company shall, in their capacities as such, be expected to perform their duties and make decisions in furtherance of the best interests of the Company, regardless of whether such Officers or employees are designated or seconded by a particular Member or Director or any Affiliates thereof.  Without limiting Article VI, such Officers and employees shall, in their capacities as such, be subject to (a) the same fiduciary duty of loyalty as are employees and officers of corporations under the Law of the State of Delaware and (b) liability for Damages in the performance of such duty (in addition to any liabilities arising from their intentional fraud, bad faith failure to act in the best interests of the Company (taking into account the Company Purpose and the Company Scope) or knowing willful misconduct).

Section 10.03.     Indemnification.  To the maximum extent permitted by applicable Law, but subject to Section 10.04, the Company shall indemnify, defend and hold harmless the Covered Persons and the Officers and may indemnify, defend and hold harmless employees, Secondees, consultants and other agents of the Company or any of its Subsidiaries (each, an “Indemnified Person”) from and against any Damages incurred by such Indemnified Person by reason of any act performed or omitted to be performed by that Indemnified Person in connection with the business of the Company and its Subsidiaries and from and against all liabilities and obligations of the Company and its Subsidiaries imposed on such Indemnified Person in connection with any threatened, pending or completed Proceeding by virtue of such Indemnified Person’s position with the Company or any of its Subsidiaries, including reasonable attorneys’ fees and costs and any amounts expended in the settlement of any such Proceedings for Damages.  Indemnification under this Section 10.03 will be recoverable only from the assets of the Company and not from any assets of the Members.  To the extent any Indemnified Person

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is entitled to indemnification, advancement of expenses or insurance provided by any Member or any Affiliate, the Company is the indemnitor of first resort under this Agreement and any rights of recovery of such Indemnified Person pursuant to any indemnification, advancement of expenses or insurance provided by any Member or any Affiliate is secondary to the primary obligation of the Company as provided herein.

Section 10.04.     Exclusion from Exculpation and Indemnification.  Exculpation under Section 10.01 and indemnification under Section 10.03 will be unavailable to an Indemnified Person if (and only if) and to the extent that the act giving rise to the claim for Damages is finally judicially determined to have resulted from the Indemnified Person’s fraud, bad faith or willful misconduct.

Section 10.05.     Advanced Expenses.  To the maximum extent permitted by applicable Law, expenses (including reasonable legal fees) incurred by an Indemnified Person in defending any Proceeding shall, from time to time, be advanced by the Company prior to the final disposition of such Proceeding upon receipt by the Company of a written undertaking by or on behalf of the Indemnified Person to repay such amount if it shall be ultimately determined that the Indemnified Person is not entitled to be indemnified pursuant to this Article X.

Section 10.06.     Reliance.  An Indemnified Person shall be fully protected in relying in good faith upon the records of the Company and its Subsidiaries and upon such information, opinions, reports or statements presented to the Company, the Board or the Officers by any Person as to matters the Indemnified Person reasonably believes are within such Person’s professional or expert competence.

Section 10.07.     Survival.  The foregoing provisions of this Article X shall survive any termination of this Agreement and will continue as to an Indemnified Person who has ceased to be a Member, Director, Officer or employee of the Company or any of its Subsidiaries, as the case may be, and will inure to the benefit of the heirs, executors and administrators of the Indemnified Person.

Section 10.08.     Insurance.  The Company will have authority to purchase and maintain insurance on behalf of any Indemnified Person or any Person who is or was serving at the request of a Member or the Company as a director, manager, officer, employee or agent of any other Person against any Liabilities asserted against him or her and incurred by him or her in any such capacity or arising out of his or her status as such, whether or not the Company would have the power to indemnify him or her against such Liabilities under the provisions of the Act.

Section 10.09.     Non-Exclusive Remedy.  The indemnification and advancement of expenses provided by or granted pursuant to this Article X shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any other agreement.

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ARTICLE XI
DISTRIBUTIONS

Section 11.01.     Distributions.  Subject to Section 4.05(c) and Section 5.10(d), (a) on the last Business Day of each fiscal quarter, the Company shall distribute to the Members the Net Available Cash as of the last day of the second calendar month of such quarter, and (b) subject to Section 5.07(f), any distribution to the Members in accordance with the terms of this Agreement shall be made to each of the Members in accordance with the respective Percentage Interests of the Members on the date of such distribution.

Section 11.02.     Distribution in Kind.  In the event that the Company makes a distribution to the Members of property other than cash, any such distributions shall be made as nearly as practicable in accordance with the respective Percentage Interests of the Members on the date of such distribution as agreed by the Members and based on the Asset Fair Market Value of such property.

Section 11.03.     Restrictions on Distributions.  The foregoing provisions of this Article XI to the contrary notwithstanding, no distribution may be made if such distribution would violate any contract or agreement to which the Company is then a party, the Act or any other Law then applicable to the Company.

Section 11.04.     Withholding Tax Payments and Obligations.  If withholding taxes are paid or required to be paid in respect of payments made to or by the Company, such payments or obligations shall be treated as follows:

(a)     Payments to the Company.  If the Company receives proceeds in respect of which a tax has been withheld, the Company shall be treated as having received cash in an amount equal to the amount of such withheld tax, and, for all purposes of this Agreement, subject to Section 11.04(d), each Member shall be treated as having received a distribution pursuant to this Article XI equal to the portion of the withholding tax allocable to such Member and, for the avoidance of doubt, such Member shall be allocated any expense item arising from such withheld taxes.  In the event that the Company receives a refund of taxes previously withheld by a third party from one (1) or more payments to the Company, the economic benefit of such refund shall be apportioned among the Members in a manner that offsets the prior operation of this Section 11.04(a) in respect of such withheld taxes.

(b)     Payments by the Company.  The Company is authorized to withhold from any payment made to, or any distributive share of, a Member any taxes required by law to be withheld.  If, and to the extent, the Company is required to make any such tax payments with respect to any distribution to a Member, either (i) such Member’s proportionate share of such distribution shall be reduced by the amount of such tax payments (which tax payments, subject to Section 11.04(d), shall be treated as a distribution to such Member pursuant to this Article XI), or (ii) such Member shall pay to the Company prior to such distribution an amount of cash equal to such tax payments (which payment of cash shall not be deemed a Capital Contribution for purposes hereof).  In the event a portion of a distribution in kind is retained by the Company pursuant to clause (i) above, such retained property may, in the discretion of the Board, either

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(A) be distributed in accordance with this Article XI, or (B) be sold by the Company to generate the cash necessary to satisfy such tax payments.  If property is sold pursuant to the preceding sentence, the Company and the relevant Member shall treat the sale as if such property is distributed to such Member in kind and sold by such Member and not by the Company.

(c)     Overwithholding.  Neither the Company, the Tax Matters Partner, nor the Board shall be liable for any excess taxes withheld in respect of any Member’s Membership Interest, and, in the event of overwithholding, a Member’s sole recourse shall be to apply for a refund from the appropriate Governmental Authority.  The Company will notify a Member if it becomes aware that amounts were erroneously withheld and assist such Member in recovering such amounts.

(d)     Certain Withheld Taxes Treated as Demand Loans.  Any taxes withheld pursuant to Section 11.04(a) or Section 11.04(b) shall be treated as if distributed to the relevant Member to the extent an amount equal to such withheld taxes would then be distributable to such Member, and, to the extent in excess of such distributable amounts, as a demand loan payable by the Member to the Company with interest at the LIBOR Rate in effect from time to time [***].  The Board may, in its discretion, either demand payment of the principal and accrued interest on such demand loan at any time, and enforce payment thereof by legal process, or may withhold from one (1) or more distributions to a Member amounts sufficient to satisfy such Member’s obligations under any such demand loan.

ARTICLE XII
BOOKS, RECORDS, AUDIT, ACCOUNTING AND OTHER INFORMATION

Section 12.01.     Books and Records.  Appropriate books and records in accordance with and as required by the Act or any other applicable Law shall be kept by the Company.  Such books and records shall include separate books of account for each Member that shall show a true and accurate record of all costs and expenses incurred, all charges made, all credits made and received and all income derived in connection with the operation of the business of the Company consistent with the Company Accounting Methodology.  In addition, such books and records shall at all times be kept at Woodward, Inc., Rock Cut Campus, One Woodward Way, Loves Park, Illinois 61111 or such other locations as approved by the Board.  Each Member and its representatives shall, to the extent requested of the Company and for any purpose reasonably related to such Member’s interests in its capacity as a Member, have reasonable access (i) to discuss the Company’s operations and business with Secondees, employees, agents, service providers or other representatives of the Company (provided that reasonable notice shall have been given) and (ii) to inspect or make copies of all books, records, financial results, data, procedures and other information maintained by the Company that relates to the operations and business of the Company in each case at the expense of such Member or such representatives; provided that each Member shall maintain the confidentiality of such information in accordance with the provisions of Article XVIII;  provided,  further, that such action shall be conducted at such times and in such a manner as not to unreasonably interfere with the business of the Company; provided that before any such access or inspection, the requesting Member shall provide the Other Member or Member Group with a list of “clean team” individuals who will be the only individuals who will be provided with such information, which individuals shall be

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reasonably acceptable to such Other Member or Member Group taking into consideration the purpose of such access or inspection.

Section 12.02.     Auditing.  An annual audit of the Company shall be conducted by the then-current independent outside auditor used by Woodward to audit its financial statements (the “Company Auditor”).  Audit reports prepared by the Company Auditor shall be submitted to the Board and the Members.  In the event that any issue(s) arises during the course of the annual audit that would preclude the issuance of an unqualified audit opinion, the Company will make all reasonable efforts to remedy such situation with the objective of receiving an unqualified audit opinion. In no event will the Company accept a qualified audit opinion without Unanimous Member Approval.

Section 12.03.     Provision of Financial and Operating Reports and Other Information.

(a)     The Board shall, and shall cause the Company to, prepare and furnish to each Member, in each case consistent with the Company Accounting Methodology:

(i)     as soon as available and in any event within ninety (90) calendar days after the end of each Fiscal Year, annual financial statements of the Company, which statements shall include the balance sheet as of the end of such Fiscal Year, profit and loss statements and cash flow statements for such Fiscal Year, shall show the comparable figures for the prior Fiscal Year and any other information required by applicable Laws and shall have been audited by the Company Auditor, at the Company’s cost;

(ii)     as soon as available and in any event within five (5) calendar days after finalizing IRS Form 1065 in accordance with Section 12.03(c), a statement indicating each Member’s share of each item of income, gain, loss, deduction or credit for such Taxable Year for income tax purposes, to the extent applicable;

(iii)     as soon as available and in any event within thirty (30) calendar days after the end of each of the first three fiscal quarters of each Fiscal Year, unaudited quarterly financial statements of the Company (without footnotes), which statements shall include balance sheets as of the end of the prior Fiscal Year and as of the end of such fiscal quarter, quarterly and year-to-date profit and loss statements and cash flow statements for and through such fiscal quarter and the comparable period for the prior Fiscal Year and any other information required by applicable Laws; and

(iv)     as soon as practicable and in any event within fourteen (14) calendar days after the end of each calendar month, unaudited monthly and year-to-date operating reports consistent with the then-current Woodward monthly reporting package, which reports shall include a balance sheet as of the end of such month and year-to-date profit and loss statements and cash flow statements for and through such month.

(b)     The Board shall, and shall cause the Company to, prepare and furnish to the Members and their respective Affiliates:

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(i)     other information as may be reasonably requested by any of the Members for such Member to be able to timely comply with all tax and accounting rules and regulations applicable to, and the reasonable requirements of the auditors and tax professionals of, the Members and their respective Affiliates; and

(ii)     within thirty (30) calendar days following the end of each calendar quarter (other than the last calendar quarter of any Taxable Year), such financial information as may be reasonably requested by the Members for the preparation of the Members’ federal, state or local income tax returns together with such other information reasonably requested by any of the Members for such purposes.

(c)     The Board shall, and shall cause the Company to, prepare and furnish to the Members, within forty-five (45) days prior to the final due date (taking applicable extensions into account) for the filing of any U.S. federal income tax return on IRS Form 1065 with respect to the Company, a proposed final draft of an IRS Form 1065 for the Company for the Members’ review and approval.  If so requested by a Member, the Company shall arrange for the individuals who had primary responsibility for preparing the proposed final draft of the IRS Form 1065 to meet (in person or by telephone as requested by the Member) representatives of the Member (at a place and a time, within thirty (30) days after the draft is furnished to the Member, as are reasonably satisfactory to the Company) for the purpose of discussing the positions taken on such tax returns.

Section 12.04.     Accounting Matters.  The Company’s books and records shall be kept in accordance with the accrual method of accounting for income tax, consistent with the Company Accounting Methodology for other reporting purposes, except, in each case as may otherwise be required by applicable Law.

Section 12.05.     Tax Matters.

(a)     Woodward is hereby designated, and agrees to act, at the direction of the Board, as the “tax matters partner” (as defined in Section 6231 of the Code) (the “Tax Matters Partner”) for the Company.  In carrying out its duties as Tax Matters Partner, Woodward agrees: (i) to not take any material action in its capacity as Tax Matters Partner on behalf of the Company without prior Unanimous Member Approval; and (ii) to deliver to GE in a timely manner, but no later than seven (7) Business Days following receipt of any material notices, documents or correspondence, copies of any and all material notices, material documents or other material correspondence addressed to the Company that Woodward receives in its capacity as Tax Matters Partner, or to the Tax Matters Partner on the Company’s behalf, from any taxing jurisdiction.  Notwithstanding the foregoing, the extension of any statute of limitations, the making of any material tax election or the filing or settlement of any material action or material suit shall require the prior written consent of all of the Members.  In its capacity as Tax Matters Partner, Woodward shall (A) have only the duties applicable to tax matters partners specified in the Code, (B) not be held liable for Liabilities for any actions or omissions other than for Liabilities arising out of its actions or omissions that constitute fraud or willful disregard of the provisions of the Code applicable to tax matters partners, and (C) be indemnified and held harmless by the Company for any Liabilities reasonably incurred by it in

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connection with its actions, omissions, and status as Tax Matters Partner so long as such Liability is not attributable to its fraud or willful disregard of the provisions of the Code applicable to tax matters partners.  The reasonable costs and expenses incurred by Woodward as a Tax Matters Partner shall be borne by the Company.

(b)     The Members agree to cooperate with the Company and with each other in connection with the examination of the Company’s returns pertaining to sales and use taxes, property taxes and all other taxes, including any resulting administrative and judicial Proceedings.  With respect to any issues that arise in connection with the examination of the Company’s returns pertaining to sales and use taxes, property taxes and all other taxes neither the Company nor any Member shall take any action relating to such taxes without prior Unanimous Member Approval.  The reasonable costs and expenses of any such administrative and judicial Proceedings, including the cost of any representative or counsel, shall, in all events, be borne by the Company.

(c)     The Board, after Unanimous Member Approval, shall designate a national or regional accounting firm (the “Designated Return Preparer”) to prepare the United States federal, state, local and foreign tax returns for the Company.  The Designated Return Preparer shall not be the principal auditor of any Member.  Any payment required to be made to the Designated Return Preparer shall be at the full cost and expense of the Company.

(d)     Election into TEFRA.  The Members intend that the Company be subject to the consolidated audit rules of Sections 6221 through 6234 of the Code during each Taxable Year.  Accordingly, each Person who was a Member at any time during the Company’s first Taxable Year hereby agrees to sign an election pursuant to Section 6231(a)(1)(B)(ii) of the Code and Treasury Regulations Section 301.6231(a)(1)-1(b)(2) to be filed with the Company’s federal income tax return for such Taxable Year to have such consolidated audit rules apply to the Company.

ARTICLE XIII
BOOK ALLOCATIONS

Section 13.01.     General Application.  The rules set forth in this Article XIII shall apply for the purposes of determining each Member’s general allocable share of the items of income, gain, loss and deduction of the Company comprising Net Income or Net Loss of the Company for each Taxable Year, determining special allocations of other items of income, gain, loss and deduction, and adjusting the balance of each Member’s Capital Account pursuant to the definition of Capital Account to reflect the aforementioned general and special allocations.  For each Taxable Year, the special allocations in Section 13.03 shall be made immediately prior to the general allocations of Section 13.02.

Section 13.02.     General Allocations.

(a)     Hypothetical Liquidation.  The items of income, expense, gain and loss of the Company comprising Net Income or Net Loss for a Taxable Year shall be allocated among the persons who were Members during such Taxable Year in a manner that shall, as

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nearly as possible, cause the Capital Account balance of each Member at the end of such Taxable Year to equal the excess (which may be negative) of:

(i)     the amount of the hypothetical distribution (if any) that such Member would receive if, on the last day of the Taxable Year, (A) all Company assets were sold for cash equal to their Gross Asset Values, taking into account any adjustments thereto for such Taxable Year, (B) all Company liabilities were satisfied in cash according to their terms (limited, with respect to each Nonrecourse Liability or any Member Nonrecourse Debt in respect of such Member, to the Gross Asset Values of the assets securing such liability), and (C) the net proceeds thereof (after satisfaction of such liabilities) were distributed in full pursuant to Article XI over;

(ii)     the sum of (A) the amount, if any, without duplication, that such Member would be obligated to contribute to the capital of the Company, (B) such Member’s share of Company Minimum Gain determined pursuant to Treasury Regulations Section 1.704-2(g), and (C) such Member’s share of Member Nonrecourse Debt Minimum Gain determined pursuant to Treasury Regulations Section 1.704 2(i)(5), all computed as of the hypothetical sale described in Section 13.02(a)(i);

(b)     Loss Limitation.  Notwithstanding anything to the contrary contained in this Section 13.02, the amount of items of Company expense and loss allocated pursuant to this Section 13.02 to any Member shall not exceed the maximum amount of such items that can be so allocated without causing such Member to have an Adjusted Capital Account Deficit at the end of any Taxable Year.  All such items in excess of the limitation set forth in this Section 13.02(b) shall be allocated first to Members who would not have an Adjusted Capital Account Deficit, pro rata, in proportion to their Capital Accounts, adjusted as provided in clauses (a) and (b) of the definition of “Adjusted Capital Account Deficit,” until no Member would be entitled to any further allocation, and thereafter to the Members in accordance with their interest in the Company as determined by the Board.

(c)     No Deficit Restoration Obligation.  Except as otherwise expressly provided in this Agreement, at no time during the term of the Company or upon Liquidation thereof shall a Member with a negative balance in its Capital Account have any obligation to the Company or the other Members to restore such negative balance, except as may be required by law or in respect of any negative balance resulting from a withdrawal of capital or dissolution in contravention of this Agreement.

Section 13.03.     Special Allocations.  The following special allocations shall be made in the following order:

(a)     Minimum Gain Chargeback.  If there is a net decrease during a Taxable Year in either Company Minimum Gain or Member Nonrecourse Debt Minimum Gain, then notwithstanding any other provision of this Article XIII, each Member shall receive such special allocations of items of Company income and gain as are required in order to conform to Treasury Regulations Section 1.704-2.

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(b)     Qualified Income Offset.  Subject to Section 13.03(a), but notwithstanding any other provision of this Article XIII, items of income and gain shall be specially allocated to the Members in a manner that complies with the “qualified income offset” requirement of Treasury Regulations Section 1.704-1(b)(2)(ii)(d)(3).

(c)     Deficit Capital Accounts Generally.  If a Member has a deficit Capital Account balance at the end of any Taxable Year which is in excess of the sum of (i) the amount such Member is then obligated to restore pursuant to this Agreement, and (ii) the amount such Member is then deemed to be obligated to restore pursuant to the penultimate sentences of Treasury Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5), respectively, such Member shall be specially allocated items of Company income and gain (consisting of a pro rata portion of each item of income and gain of the Company for such Taxable Year in accordance with Treasury Regulations Section 1.704-1(b)(2)(ii)(d)) in the amount of such excess as quickly as possible, provided, that any allocation under this Section 13.03(c) shall be made only if and to the extent that a Member would have a deficit Capital Account balance in excess of such sum after all allocations provided for in this Article XIII have been tentatively made as if this Section 13.03(c) were not in this Agreement.

(d)     Deductions Attributable to Member Nonrecourse Debt.  Member Nonrecourse Deductions shall be specially allocated to the Members in the manner in which they share the economic risk of loss (as defined in Treasury Regulations Section 1.752 2) for such Member Nonrecourse Debt.

Section 13.04.     Allocation of Nonrecourse Deductions.  Nonrecourse Deductions for any taxable year shall be specially allocated to the Members in accordance with their respective Percentage Interests.

Section 13.05.     Tax Allocations.

(a)     Section 704(b) Allocations.  Subject to Section 13.05(b), each item of income, gain, loss, or deduction for federal income tax purposes that corresponds to an item of income, gain, loss or expense that is either taken into account in computing Net Income or Net Loss or is specially allocated pursuant to Section 13.03 (a “Book Item”) shall be allocated among the Members in the same proportion as the corresponding Book Item is allocated among them pursuant to Section 13.02,  Section 13.03 or Section 13.04.

(i)     If the Company recognizes Depreciation Recapture in respect of the sale of any Company asset,

(A)     the portion of the gain on such sale which is allocated to a Member pursuant to Section 13.02 or Section 13.03 shall be treated as consisting of a portion of the Company’s Depreciation Recapture on the sale and a portion of the balance of the Company’s remaining gain on such sale under principles consistent with Treasury Regulations Section 1.1245-1, and

(B)     if, for federal income tax purposes, the Company recognizes both “unrecaptured Section 1250 gain” (as defined in Code Section 1(h)) and gain

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treated as ordinary income under Code Section 1250(a) in respect of such sale, the amount treated as Depreciation Recapture under Section 13.05(a)(i) shall be comprised of a proportionate share of both such types of gain.

(ii)     For purposes of this Section 13.05(a), “Depreciation Recapture” means the portion of any gain from the disposition of an asset of the Company which, for federal income tax purposes, (a) is treated as ordinary income under Code Section 1245, (b) is treated as ordinary income under Code Section 1250, or (c) is “unrecaptured Section 1250 gain” as such term is defined in Code Section 1(h).

(b)     Section 704(c) Allocations.  In the event any property of the Company is credited to the Capital Account of a Member at a value other than its tax basis (whether as a result of a contribution of such property or a revaluation of such property pursuant to clause (b) of the definition of “Gross Asset Value”), then allocations of taxable income, gain, loss and deductions with respect to such property shall be made in a manner which will comply with Code Sections 704(b) and 704(c) and the Treasury Regulations thereunder.  The Company shall elect to use the “traditional method” under Treasury Regulations Section 1.704-3(b) unless all Members agree pursuant to Unanimous Member Approval to make, “curative” or “remedial” allocations (within the meaning of the Treasury Regulations under Code Section 704(c)) including:

(i)     “curative” allocations which offset the effect of the “ceiling rule” for a prior Taxable Year (within the meaning of Treasury Regulations Section 1.704‑3(c)(3)(ii)); and

(ii)     “curative” allocations from dispositions of contributed property (within the meaning of Treasury Regulations Section 1.704-3(c)(3)(iii)(B)).

(c)     Certain Adjustments.  If by reason of Section 482 of the Code both the Company and a Member are required to recognize tax items (the “Adjustment”), the items so recognized by the Company shall be specially allocated to such Member (and such Member’s Capital Account shall be adjusted as necessary to properly reflect both aspects of the Adjustment) so that (i) the amounts of net taxable income (or loss) recognized by each Member (attributable to the Member’s distributive share of the Company’s taxable income (or loss) and any portion of the Adjustment made to the Member’s taxable income (or loss)) and (ii) the Capital Account balances of each Member are, to the maximum extent possible, the same as would have been the case if the Adjustment had not been made.

(d)     Credits.  All tax credits shall be allocated among the Members as determined by the Board, consistent with applicable Law.

(e)     Except as otherwise provided in Section 13.05(c), the tax allocations made pursuant to this Section 13.05 shall be solely for tax purposes and shall not affect any Member’s Capital Account or share of non-tax allocations or distributions under this Agreement.

Section 13.06.     Transfer of Interest.  In the event of a Transfer of all or any portion of a Membership Interest (in accordance with the provisions of this Agreement) at any time other

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than the end of a Taxable Year, the shares of items of Company Net Income or Net Loss and specially allocated items allocable to the interest Transferred shall be allocated between the transferor and the transferee under an interim closing of the Company’s books in a manner consistent with the applicable provisions of the Code.

Section 13.07.     Covenants.

(a)     It is the intention of the Members that the Company be treated as a partnership for Federal, state and local income tax purposes.  Without prior Unanimous Member Approval, the Members agree not to take any action or fail to take any action (including by amendment of this Agreement) which action or inaction would be inconsistent with such treatment.

(b)     In addition, notwithstanding anything to the contrary in this Agreement:

(i)     Neither the Company nor any Member will cause or permit any Membership Interest to be included on (nor will such persons recognize any purchases or sales of any Membership Interest through) (a) any national, non-United States, regional, local or other securities exchange, or (b) any over-the-counter market (including an interdealer quotation system that regularly disseminates firm buy or sell quotations by identified brokers or dealers by electronic means or otherwise).

(ii)     The Company will not participate in any manner in the establishment of, for any interest in the Company (including through the repurchase or redemption of any interest in the Company), or the inclusion of any interest in the Company on, an established securities market or a secondary market or the substantial equivalent thereof (within the meaning of the Treasury Regulations under Section 7704 of the Code), and will not recognize any Transfers of any interest in the Company made on such a market by (i) redeeming the interest in the Company of a transferor (in the case of a redemption or repurchase by the Company), or (ii) admitting the transferee as a Member, or otherwise recognizing any rights of the transferee such as a right of the transferee to receive Company distributions (directly or indirectly) or to acquire an interest in the capital or profits of the Company.

(iii)     The Company will not at any time have more than 100 Members (or persons treated as partners) within the meaning of Treasury Regulations Section 1.7704-1(h).

(iv)     For purposes of this Section 13.07, the term “interest in the Company” shall include any financial instrument or contract, the value of which is determined in whole or in part by reference to the Company.

(v)     Neither the Company nor any Member, with respect to the Company, shall file any election pursuant to Treasury Regulations Section 301.7701-3(c) to treat the Company as an entity other than a partnership and the Company shall not elect, pursuant to Section 761(a) of the Code, to be excluded from the provisions of subchapter K of the Code, without prior Unanimous Member Approval.

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(vi)     The Company shall at all times have a valid election in effect under Section 754 of the Code, unless otherwise agreed to by Unanimous Member Approval.

(c)     In the event a Member intends to Transfer all or any portion of a Membership Interest to either a Permitted GE Transferee or a Permitted Woodward Transferee pursuant to Section 14.01, the Member shall use reasonable efforts to coordinate the timing of such Transfer with the Company and the Other Member or Member Group so that no termination of the Company occurs under Section 708(b)(1)(B) of the Code as a result of such Transfer.

(d)     Woodward Affiliate is a limited liability company classified as a domestic corporation for United States federal income tax purposes and intends to continue to be classified as a domestic corporation for United States federal income tax purposes at all times during which it owns a Membership Interest.  Woodward Affiliate made, at the time of formation, all filings necessary, including a valid election on Form 8832, to be treated as a domestic corporation for United States federal income tax purposes and shall (i) unless consented to in writing by GE (which consent shall not unreasonably withheld, conditioned or delayed), continue in existence owning not less than a ten percent (10%) Membership Interest for so long as GE is a Member and (ii) timely cause all filings necessary to continue its status as a corporation for United States federal income tax purposes to be made and to remain in full force and effect.

(e)     GE is a domestic corporation for United States federal income tax purposes and shall, for so long as it is a Member, continue its status as a domestic corporation for United States federal income tax purposes.

ARTICLE XIV
TRANSFER AND CHANGE OF OWNERSHIP RESTRICTIONS

Section 14.01.     Limitation on Members.

(a)     Except as provided in the next sentence, no Member may Transfer all or any portion of its Membership Interest without the prior written consent of the Other Member or Member Group.  Subject to Section 14.01(b), consent of the Other Member or Member Group shall not be required with respect to the Transfer (i) by GE of any of its Membership Interest to any direct or indirect wholly-owned Subsidiary of GE (collectively, a “Permitted GE Transferee”), (ii) by Woodward or Woodward Affiliate of any of its Membership Interest to Woodward or any direct or indirect wholly-owned Subsidiary of Woodward (collectively, a “Permitted Woodward Transferee”) or (iii) by a Member as a result of a Whole Business Sale of such Member; provided, that (in the case of a Transfer of Woodward Affiliate’s Membership Interests to a Permitted Woodward Transferee) (A) such Permitted Woodward Transferee is not a disregarded entity owned by Woodward for United States federal income tax purposes, and (B) Woodward and such Permitted Woodward Transferee shall each continue to own, after giving effect to any such Transfer, not less than ten percent (10%) of the Membership Interests; provided,  further, that no Transfer to a Permitted GE Transferee under clause (i) or to a Permitted Woodward Transferee under clause (ii) shall relieve the transferring Member of its

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obligations under this Agreement; provided further, that, with respect to a Transfer by Woodward and Woodward Affiliate as a result of a Woodward Sale, Woodward shall comply with Article XVII.

(b)     Absent Unanimous Member Approval, it shall be a condition to any Transfer referred to in Section 14.01(a) that the transferring Member first deliver to the Company and the Other Member or Member Group written advice of nationally-recognized tax counsel, in a form reasonably satisfactory to the Other Member or Member Group, to the effect that such Transfer will not cause the Company to be treated as a “publicly traded partnership” as such term is defined in Section 7704(b) of the Code; provided,  however, that within ninety (90) days after the Closing Date, (i) GE may Transfer all or any portion of its Membership Interest to a Permitted GE Transferee and (ii) Woodward or Woodward Affiliate may Transfer all or any portion of their respective Membership Interests to a Permitted Woodward Transferee, in each case without Unanimous Member Approval and without providing an opinion of counsel pursuant to this Section 14.01(b).

Section 14.02.     Admission of Additional or Substitute Members.  The transferee of any Membership Interest shall acquire an economic interest in the rights attributable to a Membership Interest and shall not be admitted as a substitute or additional Member unless either (a) such Transfer shall be permitted under Section 14.01 and (b) such transferee shall acquire all (and not less than all) of the transferring Member’s Membership Interest (in which event such transferee shall be admitted as a substitute Member) or the Other Member or Member Group consents to the admission of such transferee as a substitute or additional Member and, in each case, the transferee shall agree in writing to be bound by the terms of this Agreement and the other Transaction Documents to the same extent as the transferor, except as otherwise agreed in writing by the substitute or additional Member and the Other Member or Member Group.  Any Member which has transferred its entire economic interest attributable to its Membership Interest shall cease to be a Member for all purposes hereof whether or not its transferee is admitted as a substitute or additional Member.  Each then remaining Member shall amend this Agreement accordingly.

Section 14.03.     Compliance with this Agreement and Securities Laws.

(a)     To the maximum extent permitted by applicable Law, any Transfer (whether voluntary, involuntary or by operation of law) of any Membership Interest or portion thereof in violation of any of the provisions of this Article XIV shall be null and void, and the purported transferee shall not be entitled to (i) receive any distributions or profits in respect thereof, (ii) participate in any solicitation for, or otherwise participate in, any vote, consent or approval of any of the Members or (iii) become a substitute or additional Member of the Company.

(b)     Each Member hereby agrees that any Transfer of all or any portion of a Membership Interest by such Member that is otherwise in accordance with this Article XIV shall be effected in compliance with all applicable federal and state securities Laws and each transferee will acknowledge that (i) its Membership Interest is being acquired for investment purposes only and for its sole account and not with a view to the distribution thereof in violation

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of the Securities Act and the rules and regulations promulgated thereunder, and (ii) its Membership Interest has not been registered under the Securities Act or applicable state securities Laws, and that it is being offered and sold under an exemption from registration provided by such Laws and the rules and regulations thereunder, and that the Company is under no obligation to register the Membership Interest or to comply with any applicable exemption under any applicable securities Laws with respect to the Membership Interest.

ARTICLE XV
WITHDRAWAL OF MEMBERS

Section 15.01.     Withdrawal of Member.  No Member shall have the right to withdraw from the Company without the consent of the Other Member or Member Group (which may be given or withheld in the Other Member or Member Group’s sole and absolute discretion) except as otherwise contemplated by Article XIV.

ARTICLE XVI
TERMINATION EVENTS AND LIQUIDATION

Section 16.01.     Termination by Agreement.  This Agreement may be terminated by written agreement of all of the Members.  This Agreement shall also terminate automatically upon (a) the consummation of the Termination Event Call Option or the Woodward Sale Call Option (provided that Section 6.04(a),  Section 6.04(b),  Section 6.04(d),  Article X, the last two sentences of Section 12.05(a),  Section 16.04,  Section 16.05,  Section 17.02(c),  Section 17.02(d), Section 17.03,  Section 17.04,  Section 17.06,  Section 17.07 and Article XVIII and the related definitions used therein shall survive any such termination) and (b) the completion of a Liquidation of the Company as detailed in Section 16.07(c)  (provided that Article X, the last two sentences of Section 12.05(a),  Section 17.07 and Article XVIII and the related definitions used therein shall survive any such termination).  Notwithstanding the foregoing, any liability of any Member with respect to any breach of this Agreement by such Member or any obligations incurred by such Member prior to such termination shall survive the termination of this Agreement.

Section 16.02.     Termination Events.  Each of the following shall constitute a “Termination Event” and the subject Other Member or Member Group is referred to as the “Termination Triggering Member or Member Group”:

(a)     the commencement of a bankruptcy or similar Proceeding against the Other Member or Member Group (or an entity that Controls the Other Member or Member Group) (provided that with respect to an involuntary bankruptcy or similar Proceeding, the associated Termination Event shall be deemed to cease and to have not occurred if such bankruptcy or similar Proceeding is dismissed by a court of competent jurisdiction within ninety (90) days after commencement); or

(b)     the occurrence of a breach by the Other Member or Member Group under one of the Transaction Documents that (i) has a material adverse long-term impact on the Company or the non-breaching Member or Member Group and (ii) remains uncured after notice

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by the non-breaching Member or Member Group and a cure period to be the longest of (A) 180 days, (B) the cure period in the applicable Transaction Document, if any and (C) such other period as the Members mutually agree.

Section 16.03.     Consequences of Termination Event

(a)     Within the Termination Event Call Option Period, the non-Termination Triggering Member or Member Group may (but shall not be required to), in its sole discretion, elect to exercise a call option with respect to all, but not less than all, of the Membership Interests of the Termination Triggering Member or Member Group (a “Termination Event Call Option”) for a purchase price equal to the Termination Event Purchase Price.  To exercise the Termination Event Call Option, the non-Termination Triggering Member or Member Group must deliver a notice of exercise (a “Termination Event Call Option Request”) to the Company and the Termination Triggering Member or Member Group on or before the end of the Termination Event Call Option Period.  If the non-Termination Triggering Member or Member Group delivers a timely Termination Event Call Option Request, the Members will determine, or cause to be determined, the FMV in accordance with Section 17.08.  If the non-Termination Triggering Member or Member Group fails to deliver a Termination Event Call Option Request on or prior to the end of the Termination Event Call Option Period, the right to exercise the Termination Event Call Option will expire.  The exercise of a Termination Event Call Option shall be in addition to any damages available at law or in equity.

(b)     In the event of a timely exercise of the Termination Event Call Option, the closing of the purchase of the Called Interests pursuant to a Termination Event Call Option (the “Termination Event Call Option Closing”) shall occur within ninety (90) days after the determination of the FMV in accordance with Section 17.08 (unless a later date shall be required under applicable Laws), at which time the non-Termination Triggering Member or Member Group will deliver, by wire transfer of immediately available funds to an account designated by the Termination Triggering Member or Member Group, the Termination Event Purchase Price, and the Termination Triggering Member or Member Group shall deliver (and absent such delivery shall be deemed hereby to have delivered) to the non-Termination Triggering Member or Member Group an assignment of all its or their right, title and interest in or to the Called Interests.  Notwithstanding any other provision herein to the contrary, no Termination Event Call Option Closing will occur (i) unless such Termination Event Call Option Closing is permitted under applicable Law and (ii) unless and until any and all necessary approvals, authorizations or clearances from governmental entities and unaffiliated Persons have been obtained, including any required clearances under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and any required approvals from any other competition authority.  The Members agree to cooperate, and to cause their Affiliates to cooperate, in the preparation and filing of any and all reports or other submissions required in connection with obtaining such approvals.

(c)     The purchase and sale of any Called Interests pursuant to the Termination Event Call Option shall be effected pursuant to an agreement which shall not include any warranty or representation, except that the Termination Triggering Member or Member Group shall represent (or hereby be deemed to represent) to the non-Termination

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Triggering Member or Member Group that it is (or they are) the owner of all the Called Interests and that such Called Interests are free and clear of all liens and encumbrances.

(d)     Following any exercise of a Termination Event Call Option pursuant to this Section 16.03, the Termination Triggering Member or Member Group will provide reasonable transition support (which, for the avoidance of doubt, shall not include the establishment or funding of manufacturing or maintenance, repair and overhaul capabilities) to the non-Termination Triggering Member or Member Group, and the Transaction Documents (other than this Agreement) will survive the consummation of the Termination Event Call Option; provided that, except as otherwise provided herein, the non-Termination Triggering Member or Member Group may, at its election, terminate any Transaction Document (other than the Purchase and Sale Agreement, the Royalty Agreement and the IP Rights Agreement).

(e)     GE and Woodward shall waive compliance by Woodward and GE, respectively, of the non-solicit obligations of Woodward and GE, respectively, in Section 6.04(d), with such waiver to be effective from and after the consummation of the Termination Event Call Option.

Section 16.04.     Continued Payment Obligations.  Neither the exercise or consummation of a Termination Event Call Option, nor any Liquidation of the Company following a Termination Event Call Option Closing, nor the termination of any Transaction Document pursuant to Section 16.03 shall affect Woodward’s rights to receive (a) the Woodward Annual Payment Amount pursuant to the Purchase and Sale Agreement, and (b) any Royalty pursuant to the Royalty Agreement.  The termination of this Agreement and/or any other Transaction Documents pursuant to Section 16.03 shall not relieve any Member of any obligations arising under this Agreement prior to any such termination or any party to any other Transaction Document of any obligations arising thereunder prior to any such termination.

Section 16.05.     Intellectual Property Treatment upon a Termination Event Call Option.

(a)     Notwithstanding the Termination Event Call Option Closing, (i) if Woodward is the Termination Triggering Member or Member Group, the Woodward Background IP License Agreement shall continue in effect in accordance with its terms, including Section 8.06 (Assignment) thereof which, upon the Termination Event Call Option Closing, governs any changes to the license granted thereunder; and (ii) if GE is the Termination Triggering Member or Member Group, the GE Background IP License Agreement shall continue in effect in accordance with its terms, including Section 8.06 (Assignment) thereof which, upon the Termination Event Call Option Closing, governs any changes to the license granted thereunder.

(b)     If Woodward is the Termination Triggering Member or Member Group , then, with respect to any Intellectual Property of the Company that is licensed to Woodward (but not GE) pursuant to the JV Improvement IP Chart set forth in Exhibit A to the IP Rights Agreement, after the Termination Event Call Option Closing, such Intellectual Property shall be jointly owned, without the duty to account, by Woodward and the Company (it being understood that the Company may freely assign its joint ownership rights to GE) (each of

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Woodward and the Company (or GE in the case of an assignment to GE) for purposes of this Section 16.05(b), a “joint owner”); provided,  however, that neither joint owner shall be entitled to license to any third party such Intellectual Property without the prior written consent of the other joint owner (such consent not to be unreasonably withheld, conditioned or delayed).  In addition and subject to the foregoing, the joint owners shall cooperate in good faith regarding all matters relating to the prosecution, maintenance, defense and enforcement of such jointly owned Intellectual Property.

(c)     With respect to any Intellectual Property of the Company that is licensed to Woodward (other than Intellectual Property of the Company described in Section 16.05(b)), after a Termination Event Call Option Closing where Woodward is the Termination Triggering Member or Member Group  the licenses with respect to such Intellectual Property shall survive without any change to their respective terms and in accordance with the terms and conditions set forth in the agreement(s) pursuant to which Woodward is granted such license(s).

(d)     If GE is the Termination Triggering Member or Member Group , then, with respect to any Intellectual Property of the Company that is licensed to GE (but not Woodward) pursuant to the JV Improvement IP Chart set forth in Exhibit A to the IP Rights Agreement, after the Termination Event Call Option Closing, such Intellectual Property shall be jointly owned, without the duty to account, by GE and the Company (it being understood that the Company may freely assign its joint ownership rights to Woodward) (each of GE and the Company (or Woodward in the case of an assignment to Woodward) for purposes of this Section 16.05(d), a “joint owner”); provided,  however, that neither joint owner shall be entitled to license to any third party such Intellectual Property without the prior written consent of the other joint owner (such consent not to be unreasonably withheld, conditioned or delayed).  In addition and subject to the foregoing, the joint owners shall cooperate in good faith regarding all matters relating to the prosecution, maintenance, defense and enforcement of such jointly owned Intellectual Property.

(e)     With respect to any Intellectual Property of the Company that is licensed to GE (other than Intellectual Property of the Company described in Section 16.05(d)), after a Termination Event Call Option Closing where GE is the Termination Triggering Member or Member Group  the licenses with respect to such Intellectual Property shall survive without any change to their respective terms and in accordance with the terms and conditions set forth in the agreement(s) pursuant to which GE is granted such license(s).

Section 16.06.     Liquidation.

(a)     The Company shall Liquidate upon the Unanimous Member Approval of a Liquidation.

(b)     The Company shall not be Liquidated except in accordance with this Article XVI.  To the maximum extent permitted under applicable Law, each Member hereby waives its right to seek (i) judicial dissolution of the Company pursuant to Section 18-802 of the Act or (ii) any other dissolution of the Company under the Act.  Except as otherwise set forth in

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this Article XVI, the bankruptcy (as defined in Section 18-101(1) or 18-304 of the Act) of a Member shall not cause such Member to cease to be a member of the Company or result in the Liquidation of the Company.

Section 16.07.     Liquidation Procedure.

(a)     The liquidating trustee shall be appointed by the Board and shall be responsible for overseeing the Liquidation in accordance with this Agreement and the requirements of the Act, including taking full account of the liabilities of the Company and its assets, determining which of the Company’s assets shall be distributed in kind and which assets shall be sold, and if sold, shall cause the Company’s assets to be sold and cause the proceeds therefrom, to the extent sufficient therefor, to be applied and distributed as provided in Section 16.07(b).  The liquidating trustee shall be entitled to reasonable compensation for such services which shall be paid by the Company.  Neither (i) any purchase by a Member belonging to the Woodward Group of the Membership Interest owned by GE nor (ii) any purchase by GE of the Membership Interests owned by the Woodward Group shall (in either case) in and of itself be deemed a Liquidation under this Article XVI.

(b)     As soon as practicable following the effective date of dissolution, all proceeds from the Liquidation shall be distributed in the following order of priority unless otherwise required by applicable Law:

(i)     first, to the creditors of the Company, including Members who are creditors, to the extent permitted by Law, in satisfaction of the liabilities of the Company (whether by payment or the making of reasonable provision for payment thereof) including the establishment of reasonable reserves for any contingent, conditional or unmatured liabilities of the Company; and

(ii)     second, to the Members in accordance with Article XI.

(c)     The winding up of the Company shall be completed when all debts, liabilities and obligations of the Company have been paid and discharged or reasonably adequate provision therefor has been made, and all of the remaining property and assets of the Company have been distributed to the Members.  Upon the completion of the winding up of the Company, a certificate of cancellation of the Certificate of Formation of the Company shall be filed in the Office of the Secretary of the State of the State of Delaware.  The certificate of cancellation shall set forth the information required by the Act.

Section 16.08.     Limitations on Payments Made in Connection with Liquidation.  Except as otherwise provided under applicable Law, each Member shall be entitled to look solely to the assets of the Company for distributions and shall have no recourse for any Capital Contribution or share of any income or profits of the Company (upon Liquidation or otherwise) against any other Member.

Section 16.09.     Waiver of Partition.  Each Member hereby waives any rights to partition of Company property.  No Member has any interest in specific Company property, except as expressly set forth in this Agreement or in any of the other Transaction Documents.

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Section 16.10.     No Obligation to Restore Capital Accounts.  Except as required by applicable Law, no Member whose Capital Account balance has a negative or deficit amount (either during the existence of the Company or upon Liquidation) shall have any obligation to return any amounts previously distributed to such Member or to contribute cash or other assets to the Company to restore or make up the negative amount of, or deficit in, such Member’s Capital Account.

ARTICLE XVII
WOODWARD WHOLE BUSINESS SALE

Section 17.01.     Prior Notice to GE of Woodward Whole Business Sale.  At least ten (10) Business Days prior to entering into a definitive agreement relating to a Woodward Sale, Woodward shall have provided to GE in writing (a) the identity of the potential acquirer, and (b) the material terms and conditions of such Woodward Sale (it being understood that each successive material amendment to the overall terms of such Woodward Sale shall trigger a new ten (10) Business Day period for Woodward to provide advance notice to GE under this clause (b)); provided,  however, that if GE or any of its Subsidiaries or Controlled Affiliates participates as a potential purchaser in any process involving or contemplating a Woodward Sale, Woodward’s obligations pursuant to item (b) of this Section 17.01 shall automatically terminate as it pertains to such process.

Section 17.02.     Woodward Sale Call Option.

(a)     Within twelve (12) months following the consummation of the Woodward Sale (the “Woodward Sale Closing”), GE may (but shall not be required to), in its sole discretion, elect to exercise a call option with respect to all, but not less than all, of the Membership Interests of the Members belonging to the Woodward Group (a “Woodward Sale Call Option”) for a purchase price equal to the Woodward Sale Call Option Purchase Price and cause the Members and the Company to take the actions set forth in Section 17.03(a) and Section 17.03(b).  To exercise the Woodward Sale Call Option, GE must deliver a notice of exercise (a “Woodward Sale Call Option Request”) to the Company and Woodward on or before the end of the Woodward Sale Call Option Period.  If GE delivers a timely Woodward Sale Call Option Request, the Members will determine, or cause to be determined, the FMV in accordance with Section 17.08.  If GE fails to deliver a Woodward Sale Call Option Request on or prior to the end of the Woodward Sale Call Option Period, the right to exercise the Woodward Sale Call Option will expire.

(b)     In the event of a timely exercise of the Woodward Sale Call Option, the closing of the purchase of the Called Interests (the “Woodward Sale Call Option Closing”) shall occur within ninety (90) days after the determination of the FMV in accordance with Section 17.08 (unless a later date shall be required under applicable Laws), at which time GE will deliver, by wire transfer of immediately available funds to an account designated by Woodward, the Woodward Sale Call Option Purchase Price, and the applicable Woodward Group Member shall deliver (and absent such delivery shall be deemed hereby to have delivered) to GE an assignment of all its right, title and interest in or to the Called Interests.  Notwithstanding any other provision herein to the contrary, no Woodward Sale Call Option

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Closing will occur (i) unless such Woodward Sale Call Option Closing is permitted under applicable Law and (ii) unless and until any and all necessary approvals, authorizations or clearances from governmental entities and unaffiliated Persons have been obtained, including any required clearances under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and any required approvals from any other competition authority.  The Members agree to cooperate, and to cause their Affiliates to cooperate, in the preparation and filing of any and all reports or other submissions required in connection with obtaining such approvals.

(c)     The purchase and sale of any Called Interests pursuant to the Woodward Sale Call Option shall be effected pursuant to an agreement which (i) shall not include any warranty or representation, except that the applicable Woodward Group Member shall represent (or hereby be deemed to represent) to GE that it is the owner of all the Called Interests and that such Called Interests are free and clear of all liens and encumbrances, (ii) shall, subject to Section 17.02(d), permit GE to place a portion of the Woodward Sale Call Option Purchase Price into escrow, subject to a customary escrow agreement, and permit GE, as GE incurs reasonable and substantiated Transition Costs after the Woodward Sale Call Option Closing, to draw 50% of such incurred Transition Costs from such escrowed amount and (iii) shall provide that Woodward shall reimburse GE for 50% of the amount of any such Transition Costs not otherwise paid to GE out of such escrowed amount.

(d)     The amount of the Woodward Sale Call Option Purchase Price that GE shall be entitled to place into escrow shall be [***] of the estimated Transition Costs [***]  to be incurred by GE after the Woodward Sale Call Option Closing, as reasonably estimated by GE and Woodward prior to the Woodward Sale Call Option Closing and provided for in a mutually agreed transition plan (the “Transition Plan”).  Such escrowed amount shall be held in escrow for the period of time specified in the Transition Plan (the “Escrow Period”), which period of time will be the period that GE and Woodward reasonably agree will be required for the transition to GE to occur.  GE and Woodward shall (i) review from time to time after the Woodward Sale Call Option Closing (but at least on an annual basis) the anticipated remaining Transition Costs to be incurred by GE and (ii) cause a portion of such escrowed amount to be released to Woodward to reflect any reductions to such anticipated Transition Costs reasonably agreed to by GE and Woodward. At the earlier of (A) the end of the Escrow Period and (B) the completion of the transition to GE in accordance with the Transition Plan, any remaining escrowed amounts shall be distributed to Woodward; provided that the portion of such escrowed amounts related to the contingent cost overages shall be released to Woodward on the [***] if and to the extent [***].  In the event that GE and Woodward do not agree on the estimate of Transition Costs, GE and Woodward shall mutually select an independent third party investment bank of national recognition and direct such investment bank to determine the Transition Costs within sixty (60) days of engagement of such investment bank.  GE and Woodward shall equally share the costs and expenses of such investment bank.  The determination of such investment bank shall be final and binding on GE and Woodward.  In the event that GE and Woodward do not agree on the Transition Plan or the release of any escrowed amount to Woodward in accordance with this Section 17.02(d), GE and Woodward shall engage a mutually agreeable third party with relevant industry experience to adjudicate such disagreement.  GE and Woodward shall equally share the costs and expenses of third party in connection with such adjudication.

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Section 17.03.     Required Actions for Woodward Sale Call Option.

(a)     Transition Support.  As soon as practical after receipt by the Company and Woodward of a Woodward Sale Call Option Request, GE, Woodward and the Company shall, to the extent necessary, except as otherwise provided herein, terminate and/or amend each Transaction Document (other than the Purchase and Sale Agreement, the Royalty Agreement and the IP Rights Agreement and with respect to this Agreement, subject to Section 16.01) or enter into new agreements, as applicable, effective as of the Woodward Sale Call Option Closing, pursuant to which:

(i)     Woodward shall continue to manufacture, supply and provide products and services to GE on the same terms as it provided such products and services to the Company pursuant to the Transaction Documents, until GE is able to establish an alternate provider or provide such products and services independently;

(ii)     Woodward shall provide other reasonable support as reasonably requested by GE to support to transition such products and services to GE; and

(iii)     appropriate protections and contractual arrangements will be established by Woodward and GE to ensure continued protection of any Intellectual Property or confidential information.

(b)     Manufacturing Transition Support.  As soon as practical after receipt by the Company and Woodward of a Woodward Sale Call Option Request, Woodward and GE will support, on an equal cost and expense basis, the establishment, in one location, of manufacturing capabilities to the extent necessary for the transition of the Company’s operations to GE with respect to the production of the then material Woodward LRUs, including incurring reasonable costs (as determined by GE and Woodward) related to property, plant, equipment and certification, in each case to the extent necessary for the transition of the production operations to GE with respect to the then material Woodward LRUs within the Company Scope and to the extent of Woodward’s then-current production volume with respect to such Woodward LRUs (such costs, collectively, the “Manufacturing Transition Costs”).  For the avoidance of doubt, Manufacturing Transition Costs include only those costs associated with enabling transition of capabilities to GE and do not include expenses by or on behalf of GE in connection with ongoing business operations, even if concurrent with any transition period.

(c)     Transition Costs.  Transition Costs will be borne equally by Woodward and GE, subject to Section 17.02(c) and Section 17.02(d), except to the extent the Members otherwise agree in writing that specified Transition Costs may be borne by the Company.  If any Transition Costs are to be paid by the Company, each of GE and Woodward shall make Capital Contributions necessary to enable the Company to pay for the establishment of manufacturing capabilities as described in this Section 17.03(b) and any assets purchased by the Company with such Capital Contributions shall be transferred to GE, with such transfer to be effective as of the Woodward Sale Call Option Closing.

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Section 17.04.     Supply Assurances.  In furtherance of Section 17.03(a), after a Woodward Sale Closing, [***] shall be deemed to have been amended to include the supply assurances set forth in Section 17.04(a) through Section 17.04(f) (collectively, the “Supply Assurances”).  These provisions will apply to any Affiliates of Woodward, including any ultimate parent of an acquiring entity of Woodward.  For purposes of this Agreement, the parts manufactured under the [***] are referred to as the “GE Parts”.  The Supply Assurances will commence upon the Woodward Sale Closing, and will apply only with respect to products shipped or activities occurring after the date of Woodward Sale Closing.  The Supply Assurances with respect to [***] will survive for a period ending on the date that is [***] following the Woodward Sale Closing.  The Supply Assurances with respect to the [***]will survive for a period ending on the earlier of (1) the date that is [***] following the Woodward Sale Closing and (2) if GE exercises the Woodward Sale Call Option, [***].

(a)     [***]

(b)     [***]

(c)     Staffing.  Woodward shall maintain staffing related to the GE Parts materially consistent with the staffing levels and practices prior to the date of the Woodward Sale Closing, taking into consideration demand requirements and positive effects of labor initiatives.

(d)     Performance during Dispute.  If there is a dispute between the parties to any Supply Agreement, Woodward and the Company, as applicable, shall continue to perform its obligations under such Supply Agreement during such dispute.

(e)     Confidential Information.  Woodward will establish any additional security controls as reasonably necessary to protect any confidential, technical, proprietary or other information of GE and the Company, as specified by GE.  [***]

(f)     Capacity and Investment.  For so long as Woodward remains obligated to supply GE Parts to GE, Woodward shall maintain at least as much production capacity for the GE Parts as it had immediately prior to the [***].

Section 17.05.     Waiver of Non-Solicit.  After a Woodward Sale Call Option Closing, Woodward shall be deemed to have waived compliance by GE of the non-solicit obligations of GE in Section 6.04(d), with such waiver to be effective from and after the Woodward Sale Call Option Closing.

Section 17.06.     Intellectual Property Treatment upon a Woodward Sale Call Option.

(a)      Notwithstanding the Woodward Sale Call Option Closing, the Woodward Background IP License Agreement shall continue in effect in accordance with its terms, including Section 8.06 (Assignment) thereof which, upon the Woodward Sale Call Option Closing, governs any changes to the license granted thereunder and provides for GE (as opposed to the Company) to become the licensee.

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

(b)     With respect to any Intellectual Property of the Company that is licensed to Woodward (but not GE) pursuant to the JV Improvement IP Chart set forth in Exhibit A to the IP Rights Agreement, after a Woodward Sale Call Option Closing, such Intellectual Property shall be jointly owned, without the duty to account, by Woodward and the Company (it being understood that the Company may freely assign its joint ownership rights to GE) (each of Woodward and the Company (or GE in the case of an assignment to GE) for purposes of this Section 17.06(b), a “joint owner”); provided,  however, that neither joint owner shall be entitled to license to any third party such Intellectual Property without the prior written consent of the other joint owner (such consent not to be unreasonably withheld, conditioned or delayed).  In addition and subject to the foregoing, the joint owners shall cooperate in good faith regarding all matters relating to the prosecution, maintenance, defense and enforcement of such jointly owned Intellectual Property.

(c)     With respect to any Intellectual Property of the Company that is licensed to Woodward (other than Intellectual Property of the Company described in Section 17.06(b)), after a Woodward Sale Call Option Closing the licenses with respect to such Intellectual Property shall survive without any change to their respective terms and in accordance with the terms and conditions set forth in the agreement(s) pursuant to which Woodward is granted such license(s).

Section 17.07.     Continued Payment Obligations.  Neither the exercise or consummation of a Woodward Sale Call Option, nor any Liquidation of the Company following a Woodward Sale Call Option Closing, nor the termination of any Transaction Document pursuant to Section 17.03(a) shall affect Woodward’s rights to receive (a) the Woodward Annual Payment Amount pursuant to the Purchase and Sale Agreement, and (b) any Royalty pursuant to the Royalty Agreement.  The termination of this Agreement and/or any other Transaction Documents pursuant to Section 17.03(a) shall not relieve any Member of any obligations arising under this Agreement prior to any such termination or any party to any other Transaction Document of any obligations arising thereunder prior to any such termination.

Section 17.08.     Determination of Fair Market Value.  Whenever FMV is required to be determined pursuant to this Agreement, the following process shall apply:

(a)     Within ten (10) Business Days after receipt of the Woodward Sale Call Option Request, GE and Woodward shall mutually select an independent third party investment bank of national recognition (the “Initial Appraiser”) and direct the Initial Appraiser to determine the FMV within sixty (60) days of engagement of the Initial Appraiser (such determination, the “Initial Appraisal”).  GE and Woodward shall equally share the costs and expenses of the Initial Appraiser.  After receipt of the Initial Appraisal, in the event GE and Woodward, each in their sole discretion, accept in writing the Initial Appraisal, the Initial Appraisal shall be the FMV.

(b)     If within ten (10) Business Days after receipt of the Initial Appraisal, either GE or Woodward has not accepted the Initial Appraisal as contemplated by Section 17.08(a), then (i) GE shall select a third party investment bank of national recognition (other than the Initial Appraiser and the Woodward Appraiser) (the “GE Appraiser”) and direct

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the GE Appraiser to determine the FMV within thirty (30) days after such ten (10) Business Day period (such determination, the “GE Appraisal”) and (ii) Woodward shall select a third party investment bank of national recognition (other than the Initial Appraiser and the GE Appraiser) (the “Woodward Appraiser”) and direct the Woodward Appraiser to determine the FMV within thirty (30) days after such ten (10) Business Day period (such determination, the “Woodward Appraisal”).  GE shall pay the costs and expenses of the GE Appraiser and Woodward shall pay the costs and expenses of the Woodward Appraiser.  If the GE Appraisal and the Woodward Appraisal are within ten percent (10%) of one another, the FMV shall be the average of the GE Appraisal and the Woodward Appraisal.

(c)     If the GE Appraisal and the Woodward Appraisal differ by more than ten percent (10%), within ten (10) Business Days after receipt of the GE Appraisal and the Woodward Appraisal, the GE Appraiser and the Woodward Appraiser shall mutually select an independent third party investment bank of national recognition (other than the Initial Appraiser, the GE Appraiser and the Woodward Appraiser) (the “Final Appraiser”) and direct the Final Appraiser to determine the FMV within sixty (60) days after such ten (10) Business Day period (such determination, the “Final Appraisal” and together with the Initial Appraisal, the GE Appraisal and the Woodward Appraisal, the “Appraisals”).  GE and Woodward shall equally share the costs and expenses of the Final Appraiser.  After receipt of the Final Appraisal, in the event GE and Woodward, each in their sole discretion, accept in writing the Final Appraisal, the Final Appraisal shall be the FMV.

(d)     If within ten (10) Business Days after receipt of the Final Appraisal, either GE or Woodward has not accepted the Final Appraisal as contemplated by Section 17.08(c), the lowest and the highest of the Appraisals shall be disregarded and the FMV shall be the average of the remaining two Appraisals.

Section 17.09.     General.  For purposes of this Article XVII, all references to “Woodward” shall be deemed references to (a) the acquirer of Woodward (or Woodward’s Aircraft Turbine Systems business unit or aerospace fuel systems business) in a Woodward Sale or (b) the successor-in-interest to Woodward (including, in the case of a merger or consolidation, the Surviving Entity) in a Woodward Sale.

ARTICLE XVIII
CONFIDENTIALITY, PUBLICITY AND OWNERSHIP OF INFORMATION

Section 18.01.     Confidentiality.

(a)     Each Member shall, and shall cause its Affiliates and any officers, directors, managers, employees, agents and representatives of it or its Affiliates (“Member Representatives”) to, (i) comply with the Confidentiality Agreement (including, with respect to Member Representatives, as if such Member Representative were a party thereto) and (ii) keep confidential and not to reveal, to any other Person (other than on a “need to know” basis, to the Company or its directors, managers, officers and employees, to any of its Member Representatives (each of whom shall be subject to the confidentiality obligations set forth herein), or to the other Members or such other Members’ Affiliates), any confidential or

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proprietary documents or other confidential or proprietary information of the Company provided pursuant to or in connection with any of the Transaction Documents or that comes to the knowledge of such Member or its Member Representatives by reason of the relationship of such Member or Member Representative with the Company (“Confidential Information”).

(b)     Notwithstanding the foregoing, the obligations set forth in Section 18.01(a) shall not apply to Confidential Information that such Person (i) is required to disclose under any applicable Laws (provided that in the event disclosure is required by applicable Laws, such Person shall, to the extent reasonably possible, (A) provide the Member from whom or from whose Affiliates such information is obtained with prompt notice of such requirement prior to making any disclosure so that such other Member or any of its Affiliates may seek an appropriate protective order and (B) provide the minimum disclosure of such Confidential Information as is practicable under the circumstances and seek to obtain confidential treatment of such disclosed information) or (ii) uses for purposes of enforcing any rights under this Agreement or under any other Transaction Document.

(c)     “Confidential Information” does not include, and there shall be no obligations hereunder with respect to, information that (a) at the time of disclosure is generally available to the public (other than as a result of a disclosure by such Member or its Member Representatives in breach of this Section 18.01) or (b) was, is or becomes available to such Person on a non-confidential basis from a source that is not prohibited from disclosing such Confidential Information to such Person.  Nothing in this Section 18.01 shall preclude any Member or its Affiliates from disclosing Confidential Information to appropriate Governmental Authorities to the extent required by applicable Laws or applicable stock exchange regulations; provided, that the Members shall cooperate as to the timing and contents of any such disclosure and the disclosing Member shall exercise its reasonable efforts to preserve the confidentiality of the information included in such disclosure as reasonably requested by the other Members, including seeking confidential treatment of such information.

(d)     Notwithstanding anything to the contrary herein, each Member agrees that such Member and its Member Representatives shall not use any of the Confidential Information for any reason or purpose other than (i) in connection with the business of the Company or as contemplated by any of the Transaction Documents or performing obligations or enforcing rights hereunder or thereunder or (ii) in any manner reasonably connected to its investment in the Company.

Section 18.02.     Press Releases; Public Announcements.

(a)     Except as provided in Section 18.02(b), no press release or other public statement or announcement with respect to this Agreement or any of the other Transaction Documents or the terms hereof or thereof or the transactions contemplated hereby or thereby shall be issued by any Member or any of its Member Representatives and (except as may be required by applicable Laws or applicable stock exchange regulation) none of them shall disclose this Agreement or any of the other Transaction Documents or the terms hereof or thereof or the transactions contemplated hereby or thereby to any Person (other than their Member Representatives; provided that the disclosing Person shall be responsible for compliance by such

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Member Representatives with the terms of this provision), in each case without the prior written consent of Woodward, in the case of GE, and GE, in the case of a Member belonging to the Woodward Group, and the Members shall cooperate as to the timing and contents of any such press release, public announcement or disclosure.  The foregoing shall not prohibit any press release or other public statement or announcement (or any other disclosure) of information that was (or was in substance) previously disclosed in a previously agreed upon public statement or announcement or is otherwise in the public domain other than as a result of a breach of this provision by a disclosing Member or any of its Affiliates and shall not preclude any Member or its Member Representatives from disclosing this Agreement or any of the other Transaction Documents or the terms hereof or thereof or the transactions contemplated hereby or thereby to appropriate Governmental Authorities to the extent required by applicable Laws or applicable stock exchange regulation; provided that, except as provided in Section 18.02(b), the Members shall cooperate as to the timing and contents of any such disclosure and the disclosing Member shall exercise its reasonable efforts to preserve the confidentiality of the information included in such disclosure as reasonably requested by the other Member, including seeking confidential treatment of such information.

(b)     The Members hereby acknowledge and agree that Woodward may disclose the entry into, and a summary description of, this Agreement and one or more of the other Transaction Documents on a Current Report on Form 8-K to be filed with the U.S. Securities and Exchange Commission (the “SEC”) after the date this Agreement or such other Transaction Documents, as the case may be, are executed and delivered by the Members, and to file this Agreement or such other Transaction Documents, as the case may be, with the SEC as an exhibit to the Form 8-K or a subsequently filed periodic report, subject to the Member’s agreement to cooperate as to the timing and contents of such disclosure set forth in Section 18.02(a).  In addition, the Members hereby acknowledge and agree that Woodward and GE may from time to time disclose in their respective filings with the SEC information regarding the financial condition and results of operations of the Company, including information regarding the profits and losses of the Company attributable to, distributions received by, and tax impact on, the Woodward Members or GE, as the case may be, arising out of their respective interests in the Company, as well as the impact of the Company’s business on their respective businesses, financial condition and results of operations, in which case no prior notice to, or consent of, GE (in the case of disclosure by Woodward) or Woodward (in the case of disclosure by GE) will be required, provided that any disclosure of material terms of this Agreement or any other Transaction Document that was not (or was not in substance) previously disclosed shall be subject to the Member’s agreement to cooperate as to the timing and contents of such disclosure set forth in Section 18.02(a).

(c)     Notwithstanding anything to the contrary, if at any time this Agreement has not been publicly made available, Woodward shall be entitled to provide any potential acquiror of Woodward (or any assets of Woodward) with the terms set forth in Article XVII provided that such potential acquiror signs a customary confidentiality agreement prior to receiving such copy.

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ARTICLE XIX
COMPLIANCE

Section 19.01.     Company Code of Conduct.

(a)     Annex  J sets forth the internal control policies and procedures to maintain, monitor and enforce the Company’s compliance with all applicable Laws and to manage the significant risks to which the Company is exposed (the “Company Code of Conduct”).

(b)     The Members will initially designate the Finance Manager as chief compliance officer responsible, with support from the Board, for overseeing the Company’s implementation of the Company Code of Conduct, including provisions of this Article XIX (the “Chief Compliance Officer”).  The Chief Compliance Officer shall not be required to be a separate position or a Secondee, and may be an employee of GE or of a Member belonging to the Woodward Group.  The initial Chief Compliance Officer and any replacements or successors thereof shall serve subject to his or her removal (with or without cause) by the Board, termination (with or without cause) by the Board, resignation, death, retirement or disability.  In the event of any vacancies in the Chief Compliance Officer position, the Board shall nominate and appoint replacements.  The Chief Compliance Officer shall report directly to the Board on all matters related to compliance.  The Chief Compliance Officer shall report to the Board on the state of the Company Code of Conduct quarterly (or at such other times as determined by the Board).

(c)     The Company Code of Conduct shall include the following elements:  (i) an internal audit and review function which shall review and audit the Company’s compliance with the Company Code of Conduct and applicable Laws on an annual basis; (ii) a system for allowing for the Secondees, Directors and third parties to raise concerns regarding the Company’s compliance with applicable Laws or the Company Code of Conduct which shall include a means for the Secondees to report compliance concerns either to an ombudsman, to the Chief Compliance Officer or directly to the Board and to report anonymously on such matters; (iii) an annual risk assessment process for assessing the effectiveness of the Company Code of Conduct, identifying significant compliance risks to the Company, and establishing abatement plans with respect thereto; (iv) regular training for all of the Secondees, Directors and Officers regarding compliance with the Company Code of Conduct; (v) regular communications from the Board, the Chief Compliance Officer and other Officers to Secondees regarding the Company Code of Conduct and the Company’s compliance with applicable Laws; and (vi) applicable policies and procedures of the Company in addition to the Company’s Code of Conduct.

Section 19.02.     Notice of Compliance Events.  The Company shall provide prompt written notice to each of the Members of any compliance event reasonably likely to materially adversely impact the Company’s operations, including:  (a) notices of violations of Law or the Company Code of Conduct; (b) fines or assessments; (c) citations; (d) Proceedings; (e) written complaints or administrative actions alleging violations of Law; (f) serious personal injury or property damage; or (g) conditions which may cause the Company to operate in non-compliance with the Company Code of Conduct or applicable Law.

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Section 19.03.     No Forced Labor.  The Company shall not, and shall use commercially reasonable efforts to ensure that its suppliers and its subcontractors shall not, use child or prison labor in connection with their operations.

Section 19.04.     Technology and IP Protections.  Each of the Members and the Company shall comply with the principles with respect to technology and Intellectual Property set forth on Annex J, and, to the extent necessary, implement policies and procedures in connection therewith.

ARTICLE XX
GENERAL PROVISIONS

Section 20.01.     Damages.  Except as set forth herein, in no event shall the Company or any Member in its capacity as a Member be liable for any indirect, incidental, consequential, exemplary, special or punitive damages, losses or expenses, including lost or anticipated revenues or profits, business interruption, diminution in value or injury to goodwill or reputation arising out of or relating to this Agreement, whether such liability is asserted on the basis of contract (including any breach or termination of this Agreement), tort (including negligence or strict liability), or otherwise, even if the Company, the Members or any or all of them have been warned of the possibility of any such damages, losses or expenses in advance, other than any such damages required to be paid by the Company, a Member or an Affiliate of any of them to any third party arising out of a Proceeding by such third party with respect to this Agreement or the transactions contemplated hereby.

Section 20.02.     Successors and Assigns; Third Party Beneficiaries.  This Agreement shall be binding on and shall inure to the benefit of the Members and their respective successors and permitted assigns.  Except as otherwise provided in Article XIV, (a) none of the Members may assign, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties hereunder without the prior written consent of the Other Member or Member Group or in connection with a Transfer of Membership Interests in compliance with Article XIV and (b) any such purported assignment, transfer, hypothecation or other conveyance by any party hereto without the prior written consent of the Other Member or Member Group shall be void.  The terms and provisions of this Agreement are for the purpose of defining the relative rights and obligations of the Members with respect to the transactions contemplated hereby and no Person shall be a third party beneficiary of any of the terms and provisions of this Agreement.

Section 20.03.     Complete Agreement.  This Agreement (including the Annexes and Schedules hereto) and the other Transaction Documents constitute the complete agreement among the Members with respect to the subject matter hereof and thereof.

Section 20.04.     Amendments and Modifications.  No amendment, modification or variation of any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by each of the Members.

Section 20.05.     Conflict between Transaction Documents.  If there is any express conflict between the terms and conditions of this Agreement and the terms and conditions of any

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other Transaction Document, the terms and conditions of such other Transaction Document shall govern to the extent of such conflict.

Section 20.06.     No Waiver.  The failure of any party hereto, at any time or times, to require strict performance by the other party hereto of any provision of this Agreement shall not waive, affect or diminish any right of such party thereafter to demand strict compliance and performance herewith.  Any suspension or waiver of any provision of this Agreement shall not suspend, waive or affect any other provision of this Agreement whether the same is prior or subsequent thereto.  None of the undertakings, agreements and covenants of any party hereto contained in or contemplated by any other provision of this Agreement shall be deemed to have been suspended or waived by any other party hereto, unless such waiver or suspension is by an instrument in writing signed by an officer of or other authorized employee of such party and directed to any other party hereto specifying such suspension or waiver.

Section 20.07.     Severability.  Wherever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable Law, but if any provision of this Agreement shall be prohibited by or invalid under applicable Law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

Section 20.08.     GOVERNING LAW.  IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

Section 20.09.     Consent to Jurisdiction.  Any dispute, controversy or claim (whether sounding in contract, tort or otherwise) arising out of or relating to this Agreement, including the meaning of its provisions, or the proper performance of any of its terms by any Member, or its breach, termination or invalidity, shall be subject to the exclusive jurisdiction of the courts of the State of Delaware sitting in the City of Wilmington or of the Federal courts sitting therein.  Each of the Members hereby consents and submits to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by Law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum.  Process in any such suit, action or proceeding may be served on any Member anywhere in the world, whether within or without the jurisdiction of any such court.

Section 20.10.     Fees and Expenses.  Unless otherwise expressly provided herein, each Member shall bear its own fees and expenses incurred in connection with the matters described herein, including fees and expenses of financial, legal and accounting advisors and other outside consultants, except as may otherwise be agreed by the Members in the case of expenses that would otherwise be properly allocated to the Company.  All third-party expenses of the

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Company, including with respect to its formation and all ongoing fees and expenses, shall be paid by the Company.

Section 20.11.     Notices.  Whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any party hereto by any other party hereto, or whenever any of the Members desires to give or serve upon any other party hereto any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be deemed to have been validly served, given or delivered (a) upon the earlier of actual receipt and five (5) Business Days after deposit in the United States Mail, registered or certified mail, return receipt requested, with proper postage prepaid, (b) two (2) Business Days after deposit with a Courier with all charges prepaid or (c) when delivered, if hand-delivered by messenger, or (d) on the date sent by facsimile (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient, all of which shall be addressed to the party to be notified and sent to the address set forth in Annex B or to such other address as may be substituted by notice given as herein provided.

Section 20.12.     Counterparts.  This Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.  Delivery of such an executed counterpart electronically (including by email or facsimile) shall be an original, with the same effect as delivery of such an executed counterpart in person.

Section 20.13.     WAIVER OF JURY TRIAL.  THE MEMBERS WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, BETWEEN ANY MEMBERS ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THIS AGREEMENT.

Section 20.14.     No Strict Construction.  The Members have participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Members and no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of the authorship of any provisions of this Agreement.

Section 20.15.     Headings.  The descriptive headings of the several Articles and Sections and the Table of Contents contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement among the Members.

Section 20.16.     No Recourse.  Each of the Members agree that the duties, obligations and liabilities of each Member arising under or related to this Agreement shall solely be the duties, obligations and liabilities of such Member, and no past, present or future Affiliate, member, stockholder, partner, manager, director, officer, employee, representative or agent shall have any liability for any obligations or liabilities of the Members under this Agreement of or for any claim based on, in respect of, or by reason of, the transactions contemplated hereby.

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Section 20.17.     Specific Performance.  Each Member acknowledges and agrees that a breach of this Agreement (including a breach of Section 6.04) may give rise to irreparable harm for which monetary damages would not be an adequate remedy.  Each Member accordingly agrees that, notwithstanding the provisions of Section 8.01, only for the purpose of seeking relief under this Section 20.17 and without waiving any remedy under this Agreement or any other Transaction Document, each Member shall be entitled to seek to enforce the terms of this Agreement by decree of specific performance to obtain injunctive relief against any breach or threatened breach of this Agreement (“Injunctive Relief”).  The Members further consent to the giving of any interim and conservatory relief by a court of competent jurisdiction pursuant to Section 20.09 (including any temporary or permanent Injunctive Relief), including the making, enforcement or execution against any property whatsoever (irrespective of its use or intended use) of any order, award or judgment which may be made or given in any such Proceeding.  Each Member waives any objection that it may have to any such courts on the grounds of inconvenient forum.  The Members agree to abide by and perform any order, award or judgment with respect to Injunctive Relief issued in any Proceeding pursuant to this Section 20.17.

[The remainder of this page is left blank intentionally.]

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IN WITNESS WHEREOF, the parties hereto have entered into this Agreement as of the date first above written.

MEMBERS:

WOODWARD, INC.

By:
Name:
Title:

[WOODWARD AFFILIATE]
WOODWARD FUEL SYSTEMS HOLDINGS LLC

By: Woodward, Inc., its managing member

By:
Name:
Title:

GENERAL ELECTRIC COMPANY
acting by and through GE Aviation

By:
Name:
Title:

[Signature Page to Amended and Restated Limited Liability Company Agreement
of Convergence Fuel Systems, LLC]

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ANNEX A

Definitions

For the purposes of this Agreement, the following terms shall have the following meanings:

“Act” has the meaning set forth in Section 2.01(a).

“Additional Fundings” has the meaning set forth in Section 4.02(b).

“Adjusted Capital Account Deficit” means, with respect to any Member, a deficit balance in such Member’s Capital Account as of the end of the relevant Taxable Year, after giving effect to the following adjustments:

(a)Credit to such Capital Account any amounts which such Member is obligated to restore pursuant to any provision of this Agreement or is deemed obligated to restore pursuant to the penultimate sentences of Treasury Regulations Section 1.704-2(g)(1) and 1.704 2(i)(5); and

(b)Debit from such Capital Account the items described in Treasury Regulations Sections 1.704-l(b)(2)(ii)(d)(4), 1.704 1(b)(2)(ii)(d)(5) and 1.704 1(b)(2)(ii)(d)(6).

The foregoing definition of “Adjusted Capital Account Deficit” is intended to comply with the provisions of Treasury Regulations Section 1.704 1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

“Adjustment” has the meaning set forth in Section 13.05(c).

“Affiliate” means, with respect to any Person, any other Person directly or indirectly Controlling, Controlled by or under common Control with, such Person; provided,  however, that (a) with respect to the Company and its Subsidiaries, “Affiliates” shall be deemed to expressly exclude GE, Woodward and Woodward Affiliate and each of their Affiliates, (b) with respect to Woodward and Woodward Affiliate and their respective Subsidiaries, “Affiliates” shall be deemed to expressly exclude the Company and its Subsidiaries, and (c) with respect to GE and its Subsidiaries, “Affiliates” shall be deemed to expressly exclude the Company and its Subsidiaries.

“Agreement” has the meaning set forth in the Preamble.

“Ancillary Documents Agreement” means the Ancillary Documents Agreement, dated as May 20, 2015, by and between GE and Woodward.

“Annual Business Plan” for any Fiscal Year means the business plan of the Company for such Fiscal Year and the following four (4) Fiscal Years approved in accordance with the provisions of Section 5.07(i) and Section 5.10, which business plan shall include a Budget, the timing and amounts of any contemplated Additional Fundings and target metrics for the

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Company so that the Company is competitive with respect to productivity, quality, technology, qualification cost, pricing, delivery timing, delinquency rate and safety.

“Appraisals” has the meaning set forth in Section 17.08(c).

“Asset Fair Market Value” means, with respect to any asset, the cash price that would be paid in an arm’s length sale by a willing buyer, under no compulsion to buy, to a willing seller, under no compulsion to sell, unreduced by any liabilities secured by such asset or assumed by any party in connection therewith, as determined by Unanimous Board Approval.

“Board” has the meaning set forth in Section 5.01.

“Board Deadlock” has the meaning set forth in Section 5.09(a).

“Book Item” has the meaning set forth in Section 13.05(a).

“Budget” for any Fiscal Year, means an operating budget of the Company for such Fiscal Year setting forth the budgeted revenues, costs and expenses, including capital expenditures, of the Company for such Fiscal Year.

“Business Day” means each day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by Law to close.

“Business Unit Sale” shall mean: (a) with respect to GE, a sale or transfer by GE of all or substantially all of GE Aviation, whether structured as an asset sale, stock sale, merger or otherwise and (b) with respect to Woodward, a sale or transfer of all or substantially all of its Aircraft Turbine Systems business unit or its aerospace fuel systems business, whether structured as an asset sale, stock sale, merger or otherwise; provided that a “Business Unit Sale” shall not be deemed to have occurred if such a sale or transfer results directly or indirectly from a merger or consolidation that would constitute a “Change of Control” but for the proviso of the definition of “Change of Control”.

“Called Interests” means any Membership Interests that are subject to an exercise of a Termination Event Call Option or a Woodward Sale Call Option.

“Capital Account” means, with respect to any Member, the Capital Account maintained for such Member in accordance with the following provisions:

(a)To each Member’s Capital Account, there shall be credited such Member’s Capital Contributions, such Member’s distributive share of Net Income (or items of income or gain) allocated pursuant to Section 13.02 or any item in the nature of income or gain which is specially allocated pursuant to Sections 13.03 and 13.04 and the amount of any Company liabilities assumed by such Member or which are secured by any property distributed to such Member;

(b)From each Member’s Capital Account, there shall be debited the amount of cash and the Gross Asset Value of any property distributed to such Member pursuant to any

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provision of this Agreement, such Member’s distributive share of Net Loss (or items of expense or loss) allocated pursuant to Section 13.02 or any item in the nature of expense or loss which is specially allocated pursuant to Sections 13.03 and 13.04 and the amount of any liabilities of such Member assumed by the Company or which are secured by any property contributed by such Member to the Company;

(c)If all or a portion of a Membership Interest is Transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent that it relates to the transferred Membership Interest; and

(d)In determining the amount of any liability for purposes of subparagraphs (a) and (b), there shall be taken into account Code Section 752(c) and any other applicable provisions of the Code and the Treasury Regulations.

Notwithstanding anything in the foregoing to the contrary, each Member’s Capital Account (as of the Closing Date and after giving effect to all of the transactions contemplated by this Agreement, the Woodward Contribution Agreement, the GE Contribution Agreement, the Purchase and Sale Agreement and the Master Agreement) shall be the amounts set forth in Annex D.  The foregoing provision and other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Treasury Regulations Section 1.704 1(b) and shall be interpreted and applied in a manner consistent with such Treasury Regulations.

“Capital Contribution” means any cash (other than a Capital Loan), property, services rendered or other obligation to contribute cash or property or to perform services contributed to the Company by any Member (or its predecessor in interest) as provided in Article IV.

“Capital Loan” has the meaning set forth in Section 4.05(a).

“Capital Markets Activity” means any activity undertaken in connection with efforts by any Person to raise for or on behalf of any Person capital from any public or private source.

“Certificate of Formation” has the meaning set forth in the Recitals.

“Change of Control” shall mean, with respect to any Person:  (a) any transaction or series of transactions, that would result in, directly or indirectly (i) the acquisition of de facto control of that Person by a third Person or group (as defined in Section 13(d) of the Securities Exchange Act of 1934), including the power to direct or cause the direction of the management or policies of such Person, or the exercise of negative control through the right to approve or reject decisions on material items, whether direct or indirect and whether through the ownership of securities or ownership interest or by contract, trust or otherwise, or (ii) any third Person (or group of Persons) owning or holding all or substantially all of the assets of such Person determined on a fair market value basis of the assets of such Person; or (b) a merger, consolidation, recapitalization or sale of equity interests of such Person by such Person or the holders of its equity interests to a third Person (or group of Persons), or similar transaction or series of transactions, in each case that results in any third Person (or group of Persons) owning, directly or indirectly, (i) more than 50% of any class of securities of such Person (or the

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surviving or resulting entity of such merger or consolidation or, if such Person or surviving or resulting entity is a direct or indirect wholly owned Subsidiary of an ultimate parent entity, such ultimate parent entity) (the “Surviving Entity”) or (ii) more than 40% of any class of securities of the Surviving Entity, together with the right to elect or appoint 33% or more of the board of directors or similar governing body of the Surviving Entity (such board or similar governing body, the “Surviving Board”); provided that a “Change of Control” shall not be deemed to have occurred under clauses (a) or (b) above with respect to any merger or consolidation in which (A) all or a subset of the directors (or similar Persons) of such Person immediately prior to the consummation of such merger or consolidation constitute at least two-thirds of the Surviving Board immediately after such merger or consolidation, (B) all or a subset of the executive officers of such Person, including the Chief Executive Officer, immediately prior to the consummation of such merger or consolidation constitute at least two-thirds of the executive officers of the Surviving Entity immediately after such merger or consolidation, (C) immediately after such merger or consolidation no third Person or group (as defined in Section 13(d) of the Securities Exchange Act of 1934) holds, directly or indirectly, voting securities of the Surviving Entity representing a majority of the voting power of the Surviving Entity and (D) the holders of voting securities of such Person (or, if such Person is a direct or indirect wholly owned Subsidiary of an ultimate parent entity, the ultimate parent entity of such Person) immediately prior to the merger or consolidation represent more than 33% of the voting power of the Surviving Entity immediately after such merger or consolidation.

“Chief Compliance Officer” has the meaning set forth in Section 19.01(a).

“Claim” means all rights to causes of action, claims, demands, rights and privileges against third parties, whether liquidated or unliquidated, fixed or contingent, choate or inchoate.

“Closing Date” has the meaning set forth in the Preamble.

“Code” means the Internal Revenue Code of 1986.  To the extent that reference is made to any particular section of the Code, such reference shall be to any corresponding provisions of any successor statute or Law.

“Company” has the meaning set forth in the Preamble.

“Company Accounting Methodology” means GAAP and the selection of policy alternatives under GAAP of Woodward and the related accounting practices of Woodward.

“Company Auditor” has the meaning set forth in Section 12.02.

“Company Code of Conduct” has the meaning set forth in Section 19.01(a).

“Company Minimum Gain” has the same meaning as the term “partnership minimum gain” set forth in Treasury Regulations Sections 1.704-2(b)(2) and 1.704-2(d).

“Company Purpose” has the meaning set forth in Section 3.01(a).

“Company Scope” has the meaning set forth in Section 3.01(b).

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“Company Scope Program” means all of the engines programs of GE (and GE’s Subsidiaries and Controlled Affiliates) that are within the Company Scope, including, for the avoidance of doubt, any Future Programs, and, excluding, for the avoidance of doubt, all non-aviation engines (for example, industrial derivatives of aviation engines).

“Company Supply Agreement” means the Supply Agreement, dated as of the Closing Date, by and between GE and the Company, as the same may be amended, modified, supplemented or restated from time to time in accordance with the terms thereof.

“Confidential Information” has the meaning set forth in Section 18.01(a) and Section 18.01(c).

“Confidentiality Agreement” means the Confidentiality Agreement and Nondisclosure Agreement, dated as of the date hereof, by and between GE, Woodward and the Company, as the same has been and may be amended, modified, supplemented or restated from time to time in accordance with the terms thereof.

“Control” (including, with correlative meanings, the terms “Controlling,” “Controlled by” or “under common Control with”), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

“Courier” means a nationally recognized overnight courier.

“Covered Person” has the meaning set forth in Section 10.01.

“Damages” means any losses, liabilities, claims, damages, fines, penalties, assessments by public agencies, settlements, costs or expenses (including reasonable costs of investigation and defense and reasonable attorneys’ fees).

“Default Recovery Activities” means the exercise of any rights or remedies in connection with any Capital Markets Activity, Financing Activity, Insurance, Leasing Activity, Other Financial Services Activity or Securities Activity (whether such rights or remedies arise under any agreement relating to such activity, under applicable Law or otherwise), including any foreclosure, realization or repossession or ownership of any collateral, business, assets or other security for any Financing Activity (including the equity in any entity or business), Insurance or Other Financial Services Activity or any property subject to Leasing Activity.

“De Minimis Investment” means, with respect to a Person, any minority equity investment of such Person or any of its Affiliates in any other Person (a) in which the investing Person and its Affiliates collectively hold not more than [***] of the outstanding voting securities or similar equity interests, to the extent such equity interests do not give the investing Person and its Affiliates the right to designate a majority, or such higher amount constituting a Controlling number, of the members of the board of directors (or similar governing body) of such entity, and (b) in which the aggregate annual revenue from the competing portion of the business of the Person in which the minority equity is held is less than [***], in each case where

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the investing Person and its Affiliates do not have an active role in the management of the day-to-day operations of the business conducted by such entity.

“Deadlock” has the meaning set forth in Section 8.01(b).

“Defaulting Member or Member Group” has the meaning set forth in Section 4.05(a).

“Depreciation” means, for each Taxable Year, an amount equal to the depreciation, amortization, or other cost recovery deduction allowable for federal income tax purposes with respect to an asset for such Taxable Year, except that (a) with respect to any asset the Gross Asset Value of which differs from its adjusted tax basis for federal income tax purposes at the beginning of such Taxable Year and which difference is being eliminated by use of the “remedial allocation method” as defined by Section 1.704-3(d) of the Treasury Regulations, Depreciation for such Taxable Year shall be the amount of book basis recovered for such Taxable Year under the rules prescribed by Section 1.704-3(d)(2) of the Treasury Regulations, and (b) with respect to any other asset the Gross Asset Value of which differs from its adjusted tax basis for federal income tax purposes at the beginning of such Taxable Year, Depreciation shall be an amount which bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such Taxable Year bears to such beginning adjusted tax basis; provided,  however, that in the case of clause (b) above, if the adjusted tax basis for federal income tax purposes of an asset at the beginning of such Taxable Year is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the Board.

“Depreciation Recapture” has the meaning set forth in Section 13.05(a)(i)(B).

“Designated Return Preparer” has the meaning set forth in Section 12.05(c).

“Director” has the meaning set forth in Section 5.01.

“Dispute” has the meaning set forth in Section 8.01(a).

“Drawdown Time” has the meaning set forth in Section 4.04.

“Encumbrance” means, with respect to any asset, any lien, mortgage, pledge, hypothecation, right of others, Claim, security interest, encumbrance, lease, sublease, license, interest, option, charge or other restriction or limitation of any nature whatsoever in respect of such asset.

“Engineering Committee” has the meaning set forth in Section 5.12(a).

“Equity Interest” means all shares, options, warrants, general or limited partnership interests, membership interests, or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity whether voting or nonvoting, including common stock, preferred stock or any other “equity security” (as such term is defined in Rule 3a11 1 of the General Rules and Regulations promulgated by the SEC under the Exchange Act).

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“ESA” means the Engineering Services Agreement, dated as of the Closing Date, by and among Woodward, GE and the Company, as the same may be amended, modified, supplemented or restated from time to time in accordance with the terms thereof.

“Escrow Period” has the meaning set forth in Section 17.02(d).

“Exchange Act” means the Securities Exchange Act of 1934.

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“Existing Business Activities” means any of the following activities: [***].

“Final Appraisal” has the meaning set forth in Section 17.08(c).

“Final Appraiser” has the meaning set forth in Section 17.08(c).

“Finance Manager” has the meaning set forth in Section 5.02(b)(ii).

“Financial Services Business” means any activities undertaken principally in connection with or principally in furtherance of any (a) Capital Markets Activity, (b) Financing Activity, (c) Leasing Activity, (d) Default Recovery Activities and Remarketing Activities, (e) Other Financial Services Activities, (f) any Securities Activity or (g) sale of Insurance, conduct of any Insurance brokerage activities or services or provision of Insurance advisory services, business processes or software.  Financial Services Business also includes any investment or ownership interest in a Person through an employee benefit or pension plan.

“Financing Activity” means the making, entering into, purchase of, or participation in (including syndication or servicing activities) (a) secured or unsecured loans, conditional sales agreements, debt instruments or transactions of a similar nature or for similar purposes, (b) non-voting preferred equity investments and (c) investments as a limited partner in a partnership or as a member of a limited liability company provided such partnership or limited liability company is Controlled by a Person(s) other than GE or any Affiliate of GE.

“First Escalation” has the meaning set forth in Section 8.01(b).

“Fiscal Year” means each consecutive twelve (12) month period ending on September 30th of any year.

“FMV” means, with respect to the Company and as of any date, the fair market value of the Company on a going concern basis (i.e., without regard to any potential future Liquidation of the Company after such date), taking into consideration, without duplication, the economic value of all tangible and intangible assets, arrangements and rights of the Company (including contractual and Intellectual Property rights) and other customary factors; provided,  however, that FMV (a) shall not take into consideration the value of any assets purchased by any Person in connection with any Transition Costs; and (b) shall assume, notwithstanding the foregoing, that the Company has full and free access to any such assets purchased in connection with any

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Transition Costs in connection with its operation as a going concern, whether or not such assets are owned by the Company.

“Fuel System” has the meaning set forth in Annex C.

“Funding Deadlock” has the meaning set forth in Section 8.01(c).

“Future LRU” has the meaning set forth in the Company Supply Agreement.

“Future Program” means any future engine program included after the Closing Date in the Company Scope (including any such program approved by the Members for inclusion in the Company Scope pursuant to Section 5.07(g)(ii)).

“GAAP” means generally accepted accounting principles in the United States.

“GE” has the meaning set forth in the Preamble.

“GE Appraisal” has the meaning set forth in Section 17.08(b).

“GE Appraiser” has the meaning set forth in Section 17.08(b).

“GE ASA” means the Administrative Services Agreement, dated as of the Closing Date, by and between GE and the Company, as the same may be amended, modified, supplemented or restated from time to time in accordance with the terms thereof.

“GE After-Acquired Business” has the meaning set forth in Section 6.04(a)(ii).

“GE After-Acquired Company” has the meaning set forth in Section 6.04(a)(ii).

“GE Aviation” means the GE Aviation business unit of GE.

“GE Background IP License Agreement” means the Intellectual Property License Agreement, dated as of the Closing Date, by and among GE and the Company, as the same may be amended, modified, supplemented or restated from time to time in accordance with the terms thereof.

“GE Contribution Agreement” has the meaning set forth in the Recitals.

“GE Directors” has the meaning set forth in Section 5.03(b).

“GE Parts” has the meaning set forth in Section 17.04.

“GE Product Support Agreement” means the Product Support Agreement, dated as of the Closing Date, by and between GE and the Company, as the same may be amended, modified, supplemented or restated from time to time in accordance with the terms thereof.

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“GE Secondment Agreement” means the Secondment Agreement, dated as of the Closing Date, by and among GE and the Company, as the same may be amended, modified, supplemented or restated from time to time in accordance with the terms thereof.

“GE’s Purchase” has the meaning set forth in the Recitals.

“General Manager” has the meaning set forth in Section 5.02(b)(i).

“Governmental Authority” means any United States or non-United States federal, territorial, state or local governmental authority, quasi-governmental authority, instrumentality, court, government or self-regulatory organization, commission, tribunal or organization or any regulatory, administrative or other agency, or any political or other subdivision, department or branch of any of the foregoing.

“Gross Asset Value” means, with respect to any asset, such asset’s adjusted basis for federal income tax purposes, except as follows:  (a) the Gross Asset Value of any asset contributed by a Member to the Company is the gross Asset Fair Market Value of such asset as determined by the Board at the time of contribution; (b) the Gross Asset Value of all Company assets shall be adjusted to equal their respective gross Asset Fair Market Values, as determined by the Board, as of the following times: (i) the acquisition of any additional interest in the Company by any new or existing Member in exchange for more than a de minimis Capital Contribution or the grant of an interest in the Company (other than a de minimis interest) as consideration for the provision of services to or for the benefit of the Company by an existing Member acting in a Member capacity or by a new Member acting in a Member capacity or in anticipation of becoming a Member; (ii) the distribution by the Company to the Member of more than a de minimis amount of property as consideration for an interest in the Company; and (iii) the liquidation of the Company within the meaning of Treasury Regulations Section 1.704‑1(b)(2)(ii)(g); provided,  however, that the adjustments pursuant to clauses (a) and (b) of this paragraph (b) shall be made unless the Members determine by Unanimous Member Approval that such adjustments are not necessary or appropriate to reflect the relative economic interests of the Members in the Company; and (c) the Gross Asset Value of any Company asset distributed to any Member shall be adjusted to equal the gross Asset Fair Market Value of such asset on the date of distribution as determined by the Board.  If the Gross Asset Value of a Company asset has been determined or adjusted pursuant to clause (a) or (b) above, such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset for purposes of computing Net Income or Net Loss.

“Indemnified Person” has the meaning set forth in Section 10.03.

“Initial Appraisal” has the meaning set forth in Section 17.08(a).

“Initial Appraiser” has the meaning set forth in Section 17.08(a).

“Initial Business Plan” means the business plan of the Company for the first ten (10) complete Fiscal Years following the date hereof, which business plan includes a Budget, the timing and amounts of any contemplated Additional Fundings, terms upon which Woodward will provide specified services to the Company, an initial employee organizational chart and

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operational metrics targets for the Company so that the Company is competitive with respect to productivity, quality, technology, qualification cost, pricing, delivery timing, delinquency rate and safety.

“Initial Capital Contributions” has the meaning set forth in Section 4.01(b).

“Initial LLC Agreement” has the meaning set forth in the Recitals.

“Initial Woodward Contributions” has the meaning set forth in Section 4.01(a).

“Injunctive Relief” has the meaning set forth in Section 20.17.

“Insurance” means any product or service determined to constitute insurance, assurance or reinsurance by the Laws in effect in any jurisdiction in which the restriction set forth in Section 6.04(a) applies.

“Intellectual Property” has the meaning set forth in the Woodward Background IP License Agreement.

“IP Rights Agreement” means the Intellectual Property Rights Agreement, dated as of the Closing Date, by and between Woodward, GE and the Company, as the same may be amended, modified, supplemented or restated from time to time in accordance with the terms thereof.

“Law” means, with respect to any Person, any federal, state, local or foreign statute, law, ordinance, rule, administrative interpretation, regulation, order, writ, injunction, directive, judgment, decree or other requirement of any Governmental Authority applicable to such Person or any of its Affiliates or any of their respective properties, assets, officers, directors, managers (in the case of a limited liability company), employees, consultants or agents.

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“Leasing Activity” means the rental, leasing, or financing under operating leases, finance leases or hire purchase or rental agreements, of property, whether real, personal, tangible or intangible.

“Liability” means, with respect to any Person, any liability or obligation of such Person of any kind, character or description, whether known or unknown, absolute or contingent, asserted or unasserted, accrued or unaccrued, liquidated or unliquidated, secured or unsecured, joint or several, due or to become due, vested or unvested, absolute, contingent, executory, determined, determinable or otherwise and whether or not the same is required to be accrued on the financial statements of such Person.

“LIBOR Rate” means the London interbank offered rate administered by the ICE Benchmark Administration (or any other Person that takes over the administration of such rate) for a period equal to three months as displayed on pages LIBOR01 or LIBOR02 of the Reuters screen or, in the event such rate does not appear on either of such Reuters pages, on any

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successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate.

“Liquidation” means the dissolution and winding up of the Company, or of such of the Company’s Subsidiaries the assets of which constitute all or substantially all the assets of the business of the Company and its Subsidiaries taken as a whole.  The term “Liquidate” shall have an analogous meaning.

“LRU Configuration” shall mean the configuration of the LRU, but not the location and configuration of the LRU within the engine.

“LRUs” means (a) the line replaceable units that are part of the Fuel System, (b) such other line replaceable units expressly included in Company Scope, including, for the avoidance of doubt, under any Future Programs, and (c) any additional line replaceable units as otherwise expressly agreed by the Members.

“Manufacturing Transition Costs” has the meaning set forth in Section 17.03(b).

“Master Agreement” means the Master Agreement, dated as of May 20, 2015, by and between Woodward and GE, as the same may be amended, modified, supplemented or restated from time to time in accordance with the terms thereof.

“Material Investment” has the meaning set forth in Section 5.10(e).

“Member Deadlock” has the meaning set forth in Section 5.09(b).

“Member Nonrecourse Debt” has the same meaning as the term “partner nonrecourse debt” set forth in Treasury Regulations Section 1.704-2(b)(4).

“Member Nonrecourse Debt Minimum Gain” means an amount, with respect to each Member Nonrecourse Debt, equal to the Company Minimum Gain that would result if the Member Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Treasury Regulations Section 1.704-2(i)(3).

“Member Nonrecourse Deductions” has the same meaning as the term “partner nonrecourse deductions” set forth in Treasury Regulations Sections 1.704-2(i)(1) and 1.704‑2(i)(2).

“Member Representatives” has the meaning set forth in Section 18.01(a).

“Members” means the Persons listed in Annex B and any additional Person that is admitted to the Company as a member of the Company after the date hereof in accordance with this Agreement and is listed as a Member from time to time in the books and records of the Company.

“Membership Interest” means the entire limited liability company interest (within the meaning of Section 18-701 of the Act) in the Company of a Member at any particular time, and shall include the rights of such Member to any and all benefits to which a Member may be

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entitled as provided in this Agreement and the Act, including such Member’s share of the profits and losses of the Company, the right to receive distributions from the Company and, subject to the terms of this Agreement, the right to vote and participate in the management of the Company, together with the obligations of such Member to comply with all of the terms and provisions of this Agreement.

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“MRO Sales” means the sale or provision of (a) any parts identified in a LRU bill of materials (“Spare Parts”), (b) LRUs intended to be used as replacement LRUs for installation on an engine that is in service or for the support of an engine that is in service, (c) maintenance cost per hour or other engine and/or LRU MRO Services priced on a dollar per hour utilization basis, and/or (d) services provided for refurbishment and restoration of an LRU or Spare Part to a serviceable condition and/or refurbishment and restoration of an LRU to near factory new performance.

“Net Available Cash” means, at any time, all cash of the Company, subject to (a) any mandatory provisions of applicable Law, (b) restrictions or payment requirements set forth in any agreement referenced in any credit or other agreement that is binding on the Company, (c) amounts owed by the Company to the Members for products and services provided by such Members to the Company, which amounts must be paid in full prior to any distributions to the Members, and (d) a reasonable reserve requirement (as determined by Unanimous Board Approval) for, among other things, the timely payment of previously incurred and estimated operating expenses of the Company, expenditures contemplated in the Initial Business Plan or the Annual Business Plan then in effect.

“Net Income” and “Net Loss” means, for each Taxable Year or other period, an amount equal to the Company’s taxable income or loss for such year or period, determined in accordance with Section 703(a) of the Code (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Section 703(a)(1) of the Code shall be included in taxable income or loss) with the following adjustments:  (a) any income of the Company that is exempt from federal income tax and not otherwise taken into account in computing Net Income or Net Loss pursuant to this paragraph, shall be added to such income or loss; (b) any expenditures of the Company described in Section 705(a)(2)(B) of the Code or treated as Section 705(a)(2)(B) of the Code expenditures pursuant to Treasury Regulations Section 1.704‑1(b)(2)(iv)(i), and not otherwise taken into account in computing Net Income or Net Loss pursuant to this paragraph, shall be subtracted from such taxable income or loss; (c) in the event that the Gross Asset Value of any Company asset is adjusted pursuant to paragraphs (b) or (c) of the definition of “Gross Asset Value” hereof, the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Net Income or Net Loss; (d) gain or loss resulting from any disposition of Company property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding

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that the adjusted tax basis of such property differs from its Gross Asset Value; and (e) in lieu of depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such Taxable Year, computed in accordance with the definition of “Depreciation.”  Notwithstanding any other provision of this definition of Net Income and Net Loss, any items which are specially allocated pursuant to Section 13.03 shall not be taken into account in computing Net Income or Net Loss.  The amounts of the items of Company income, gain, loss or deduction available to be specially allocated pursuant to Section 13.03 shall be determined by applying rules analogous to those set forth in paragraphs  (a) through (e) above.

“Non-Compete Term” means, with respect to any Member, the period commencing on the date hereof and ending on the date of the Liquidation of the Company; provided,  however, that if the Termination Event Call Option or the Woodward Sale Call Option has been exercised and consummated, the Non-Compete Term as it applies to Woodward will continue indefinitely or such shorter period to comply with applicable Law.

“Nonrecourse Deductions” has the meaning set forth in Treasury Regulations Sections 1.704-2(b)(1) and 1.704-2(c).

“Nonrecourse Liability” has the meaning set forth in Treasury Regulations Section 1.752‑1(a)(2).

“Officer” has the meaning set forth in Section 5.02(a).

“Other Financial Services Activities” means the offering, sale, distribution or provision, directly or through any distribution system or channel, of any financial products, financial services, asset management services, including investments on behalf of GE’s financial services affiliates purely for financial investment purposes, investments for the benefit of third party and client accounts, credit card products or services, vendor financing and trade payables services, back-office billing, processing, collection and administrative services or products or services related or ancillary to any of the foregoing.

“Other Member or Member Group” means (a) with respect to GE, the Woodward Group and (b) with respect to the Woodward Group or any Member belonging to the Woodward Group, GE.

“Paying Member or Member Group” has the meaning set forth in Section 4.05(a).

“Percentage Interest” of a Member means the percentage set forth opposite such Member’s name in Annex D, as it may be amended from time to time.  The sum of the Members’ Percentage Interests shall at all times be one hundred percent (100%).  The Percentage Interests of the Members shall be adjusted by or at the direction of the Board upon any permitted Transfer of all or any portion of a Membership Interest in accordance with Article XIV.

“Permitted GE Transferee” has the meaning set forth in Section 14.01(a).

“Permitted Woodward Transferee” has the meaning set forth in Section 14.01(a).

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“Person” means an individual, corporation, partnership, association, limited liability company, trust, estate or other similar business entity or organization, including a Governmental Authority and any syndicate or group that would be deemed to be a person under Section 13(d)(3) of the Exchange Act.

“Proceeding” means any action, suit, Claim, charge, hearing, arbitration, audit, or proceeding (public or private).

“Purchase and Sale Agreement” has the meaning set forth in the Recitals.

“Related Counterparty” means (a) any Member, (b) any of the respective Affiliates of a Member, (c) directors, managers, officers or employees of any Member, any of the respective Affiliates of a Member, the Company or any Subsidiary of the Company, (d) shareholders holding or having the ability to exercise control over more than five percent (5%) of any class of securities of any Member, their respective Affiliates or the Company or any Subsidiary of the Company or (e) any other Person Controlled by the aforementioned Persons.

“Related Party Transaction” means any agreement, arrangement or understanding (including any purchase, sale, lease, investment, loan, service or management agreement or other transaction) of the Company or any Subsidiary of the Company, whether oral or written, directly or indirectly, with any Related Counterparty.

“Relevant Year” has the meaning set forth in Section 5.10(d).

“Remarketing Activities” means the remarketing (including any possession, ownership, insurance, maintenance, transportation, shipment, storage, refurbishment, repair, sale, offer to sale, auction, consignment, liquidation, disposal, scrapping or other remarketing activities) of any collateral, business assets or other security currently or previously subject to any Financing Activity (including the equity in any entity or business), Insurance or Other Financial Services Activity or any property currently or formerly subject to Leasing Activity.

“Restricted Activity” means designing, developing, certifying, manufacturing, producing, selling, sourcing, servicing and supporting the Fuel System requirements on any Company Scope Program.

“Restricted Employee” has the meaning set forth in Section 6.04(d).

“Royalty” has the meaning set forth in the Royalty Agreement.

“Royalty Agreement” means the Royalty Agreement, dated as of the Closing Date, by and among Woodward and the Company, as the same may be amended, modified, supplemented or restated from time to time in accordance with the terms thereof.

“SEC” has the meaning set forth in Section 18.02.

“Second Board Meeting” has the meaning set forth in Section 5.09(a).

“Second Escalation” has the meaning set forth in Section 8.01(c).

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

“Second Member Discussion” has the meaning set forth in Section 5.09(b).

“Secondee” means any employee (including any Officer) seconded to the Company by the Members pursuant to GE Secondment Agreement and pursuant to the Woodward Secondment Agreement.

“Securities Act” means the Securities Act of 1933.

“Securities Activity” means any activity, function or service (without regard to where such activity, function or service actually occurs) which, if undertaken or performed (a) in the United States would be subject to the United States federal securities Laws or the securities Laws of any state of the United States or (ii) outside of the United States within any other jurisdiction in which the restrictions set forth in Section 6.4(a)(b) apply, would be subject to any Law in any such jurisdiction governing, regulating or pertaining to the sale, distribution or underwriting of securities or the provision of investment management, financial advisory or similar services.

“Specified Material Investment” has the meaning set forth in Section 8.01(f).

“Subsidiary” means, with respect to any Person, any corporation, limited liability company or other similar entity as to which more than fifty percent (50%) of the outstanding capital stock or other securities having voting rights or power is owned or controlled, directly or indirectly, by such Person and/or by one or more of such Person’s direct or indirect subsidiaries; provided,  however, that (a) with respect to Woodward and Woodward Affiliate and their respective Affiliates, “Subsidiaries” shall be deemed to expressly exclude the Company and its Subsidiaries, and (c) with respect to GE and its Affiliates, “Subsidiaries” shall be deemed to expressly exclude the Company and its Subsidiaries.

“Subsidiary Board” has the meaning set forth in Section 5.04.

[***]

“Supply Assurances” has the meaning set forth in Section 17.04.

“Tax Matters Partner” has the meaning set forth in Section 12.05(a).

“Taxable Year” means the Fiscal Year, except that if the Company is required by the Code to use a taxable year other than the Fiscal Year, then Taxable Year shall mean such taxable year.

“Technology Manager” has the meaning set forth in Section 5.02(b)(iii).

“Termination Event” has the meaning set forth in Section 16.02.

“Termination Event Call Option” has the meaning set forth in Section 16.03(a).

“Termination Event Call Option Period” means, with respect to any Termination Event, the period beginning on the Termination Event Date and ending on the one-year anniversary of the Termination Event Date; provided that, in the event of a Termination Event described in

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Section 16.02(b), if the breach that gave rise to the Termination Event is cured prior to the one-year anniversary of the applicable Termination Event Date, the Termination Event Call Option Period for such Termination Event shall end one Business Day prior to the date of such cure.

“Termination Event Date” means, (a) in the case of a Termination Event described in Section 16.02(a), the date of commencement of the applicable Proceeding, or with respect to an involuntary bankruptcy or similar Proceeding that has not been dismissed within ninety (90) days after commencement , the ninety-first (91st) day after commencement, and (b) in the case of a Termination Event described in Section 16.02(b), the first Business Day following the expiration of the applicable cure period with respect to the underlying breach.

“Termination Event Purchase Price” means (a) the FMV determined in accordance with Section 17.08 in connection with the Termination Event Call Option multiplied by (b) the Percentage Interest represented by the Called Interest as of immediately prior to the Termination Event Call Option Closing.  For the avoidance of doubt, the Termination Event Purchase Price shall be adjusted as necessary to reflect any Specified Material Investment made prior to the Termination Event Call Option Closing for which a Member receives a separate and distinct interest in the profits and losses for such Specified Material Investment pursuant to Section 8.01(f).

“Termination Triggering Member or Member Group” has the meaning set forth in Section 16.02.

“Transaction Documents” means this Agreement, the Master Agreement, the Woodward Contribution Agreement, the Purchase and Sale Agreement, the GE Contribution Agreement, the Company Supply Agreement, the GE Background IP License Agreement, the IP Rights Agreement, the Royalty Agreement, the Woodward Background IP License Agreement, the Woodward OEM Supply Agreement, the Woodward MRO Services Agreement, the Woodward ASA, the GE ASA, the ESA, the GE Secondment Agreement, the Woodward Secondment Agreement, the GE Product Support Agreement, the Woodward Product Support Agreement and the Confidentiality Agreement.

[***]

“Transfer” means any direct or indirect sale, transfer, assignment, Encumbrance or other disposition of any kind, including the creation or existence of any security interest or lien, in each case, whether voluntary or involuntary.

“Transition Costs” means, without duplication, (a) Manufacturing Transition Costs and (b) other reasonable costs (as determined by Woodward and GE) necessary to reasonably enable GE's transition in acquiring the ability to independently operate the Company’s business following a Woodward Sale Call Option Request, including reasonable costs related to property, plant, equipment, certification, and other costs related to the establishment, either in the same location described in Section 17.03(b) or in one other existing location of GE, of maintenance, repair and overhaul capability, in each case to the extent necessary for the transition of the Company’s operations to GE at Woodward’s then current maintenance, repair and overhaul service volumes with respect to MRO Sales by Woodward to the Company or to third parties on

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

behalf of the Company within the Company Scope.  For the avoidance of doubt, Transition Costs include only those costs associated with enabling transition of the capabilities described in the definition of Manufacturing Transition Costs and in clause (b) of the Transition Costs definition to GE and do not include expenses by or on behalf of GE in connection with ongoing business operations, even if concurrent with any transition period.

“Transition Plan” has the meaning set forth in Section 17.02(d).

“Treasury Regulations” means the regulations promulgated by the United States Treasury Department under the Code.

“Unanimous Board Approval” has the meaning set forth in Section 5.08.

“Unanimous Member Approval” has the meaning set forth in Section 5.07.

“Whole Business Sale” means, with respect to GE or Woodward, (a) a Business Unit Sale with respect to GE or Woodward, respectively or (b) a Change of Control of GE or Woodward, respectively.

“Woodward” has the meaning set forth in the Preamble.

“Woodward Affiliate” has the meaning set forth in the Preamble.

“Woodward Annual Payment Amount” has the meaning set forth in the Purchase and Sale Agreement.

“Woodward Appraisal” has the meaning set forth in Section 17.08(b).

“Woodward Appraiser” has the meaning set forth in Section 17.08(b).

“Woodward ASA” means the Administrative Services Agreement, dated as of the Closing Date, by and between Woodward and the Company, as the same may be amended, modified, supplemented or restated from time to time in accordance with the terms thereof.

“Woodward Background IP License Agreement” means the Intellectual Property License Agreement, dated as of the Closing Date, by and among Woodward and the Company, as the same may be amended, modified, supplemented or restated from time to time in accordance with the terms thereof.

“Woodward Contribution Agreement” has the meaning set forth in the Recitals.

“Woodward Contribution Date” has the meaning set forth in the Recitals.

“Woodward Directors” has the meaning set forth in Section 5.03(c).

“Woodward Group” means, collectively, Woodward, Woodward Affiliate and any Affiliates of Woodward that become Members of the Company from time to time in accordance with this Agreement.

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

“Woodward Group After-Acquired Business” has the meaning set forth Section 6.04(b)(i).

“Woodward Group After-Acquired Company” has the meaning set forth in Section 6.04(b)(i).

“Woodward LRU” has the meaning set forth in the Company Supply Agreement.

“Woodward MRO Services Agreement” means the MRO Services Agreement, dated as of the Closing Date, by and between Woodward and the Company, as the same may be amended, modified, supplemented or restated from time to time in accordance with the terms thereof.

“Woodward OEM Supply Agreement” means the OEM Supply Agreement, dated as of the Closing Date, by and between Woodward and the Company, as the same may be amended, modified, supplemented or restated from time to time in accordance with the terms thereof.

“Woodward Product Support Agreement” means the Product Support Agreement, dated as of the Closing Date, by and between Woodward and the Company, as the same may be amended, modified, supplemented or restated from time to time in accordance with the terms thereof.

“Woodward Sale” means a Whole Business Sale of, or with respect to, Woodward.

“Woodward Sale Call Option” has the meaning set forth in Section 17.02(a).

“Woodward Sale Call Option Closing” has the meaning set forth in Section 17.02(b).

“Woodward Sale Call Option Request” has the meaning set forth in Section 17.02(a).

“Woodward Sale Call Option Period” means the twelve (12) month period immediately following the Woodward Sale Closing.

“Woodward Sale Call Option Purchase Price” means (a) the FMV determined in accordance with Section 17.08 in connection with the Woodward Sale Call Option multiplied by (b) the Percentage Interest represented by the Called Interest as of immediately prior to the Woodward Sale Call Option Closing.  For the avoidance of doubt, the Woodward Sale Call Option Purchase Price shall be adjusted as necessary to reflect any Specified Material Investment made prior to the Woodward Sale Call Option Closing for which a Member receives a separate and distinct interest in the profits and losses for such Specified Material Investment pursuant to Section 8.01(f).

“Woodward Sale Closing” has the meaning set forth in Section 17.02(a).

“Woodward Secondment Agreement” means the Secondment Agreement, dated as of the Closing Date, by and among Woodward and the Company, as the same may be amended, modified, supplemented or restated from time to time in accordance with the terms thereof.

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

ANNEX B

Members, Addresses and Contact Information

Member	Address and Contact Information for Notices

Woodward and Woodward Affiliate

Woodward, Inc.

1000 East Drake Road

Fort Collins, Colorado 80525

Attention:  President, Aircraft Turbine Systems

General Counsel

with a copy to (which shall not constitute notice to Woodward or Woodward Affiliate):

Wilson Sonsini Goodrich & Rosati, Professional Corporation

650 Page Mill Road

Palo Alto, California 94304

Attention:  Bradley L. Finkelstein

Michael S. Russell

Facsimile:  (650) 493-6811

GE

General Electric Corporation

c/o GE Aviation

One Neumann Way

Cincinnati, Ohio 45215

[***]

with a copy to (which shall not constitute notice to GE):

Sidley Austin LLP

One South Dearborn Street

Chicago, Illinois  60603

Attention:  Brian J. Fahrney

Facsimile:  (312) 853-7036

B-1

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

ANNEX C

Scope

As illustrated in Exhibit A and Exhibit B to this Annex C, “Fuel System” means LRUs in the control system that control or interact with fuel from the engine inlet to the combustor, including those that use fuel as the actuation fluid or heat exchange medium.  The LRUs provided by the Company will include, as applicable (and for Future Programs shall include) [***].  The Members recognize that the LRUs or other items included in any Fuel System may be amended based on the needs of each program.  For the avoidance of doubt, the Company Scope does not include fuel nozzles.

[***]

The Company shall be responsible for defining the Fuel System architecture and LRU Configuration, which support the dynamic, thermal, weight, accuracy, reliability, safety and cost objectives of the engine (the “Engine Objectives”).

The Company shall support Fuel System design activity and provide design input to elements extending beyond the scope of supply which may include [***].

To define, refine and validate the Fuel System dynamics, the Company shall include key analytical parameters [***] of product in the Fuel System extending beyond the scope of supply [***].

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[***]

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[***]

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

ANNEX D

Members’ Percentage Interests and Initial Capital Account Balances

Member	Percentage Interest	Initial Capital Account

Woodward	40%	$252,362,786

Woodward Affiliate	10%	$63,090,696

GE	50%	$315,453,482

D-1

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

ANNEX E

Initial Directors, General Manager, Finance Manager and Technology Manager

GE Directors	Addresses for Service of Notices
[***]
[***]
Woodward Directors	Addresses for Service of Notices
[***]
[***]

Certain Initial Officers:

[***], General Manager

[***], Finance Manager

[***], Technology Manager

E-1

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

ANNEX F

Insurance

[***] shall procure and at all times maintain for the benefit of the Company and the Members all necessary and appropriate insurance coverage as mutually agreed upon by the Members and in accordance with current industry standards from insurance carriers with a minimum A.M. Best’s financial strength rating of A- or S&P BBB, or better, including the following:

[***]

and such required insurance shall include [***].

It is the intent of the Members that all insurance required to be maintained by [***] be primary to any other insurance owned, secured, or in place by the Members.

F-1

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

ANNEX G

Additional Employees

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

G-1

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

ANNEX H

Engineering Scope

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

H-1

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

ANNEX I

Compliance Policy

CONVERGENCE FUEL SYSTEMS, LLC COMPLIANCE POLICY

In May of 2015, General Electric Company (“GE”) and Woodward, Inc. (“Woodward”, collectively, GE and Woodward are the “Parent Companies”) signed an Agreement to form Convergence Fuel Systems, LLC (the “JV”), a 50/50 joint venture focused on strengthening their relationship and better enhancing innovation, performance and reliability in fuel systems for commercial aerospace applications.  Both GE and Woodward operate according to a common commitment to compliance & integrity. For GE, these core commitments are documented in the GE Code of Conduct, entitled “The Spirit & The Letter” and related business policies.  For Woodward, this is reflected in its core Ethics Policy entitled “A Tradition of Integrity.”  These core policies, The Spirit and Letter and A Tradition of Integrity, form the basis for this JV Compliance Policy (the “JV Compliance Policy”).

Foundational Principles

This JV Compliance Policy is a written expression of the Parent Companies’ shared commitment to operate the JV in accordance with an unyielding commitment to compliance & integrity.  These foundational principles shall be applicable to all employees (including secondees), officers and directors acting on behalf of the JV:

1.	Obey applicable laws and regulations governing our business conduct worldwide;

2.	Act fairly, honestly, and in a trustworthy manner in your JV activities and in your JV relationships;

3.	Work collaboratively as a team to leverage the capabilities of the JV, our suppliers, and our customers;

4.	Acknowledge and respect the dignity, value, and equality of all people who participate in, or interact with, the JV; and

5.	Follow the applicable Policies and Procedures of the Parent Companies to the JV, the applicable Policies & Procedures adopted by the JV, and the governing documents of the JV itself.

Role of Employees and Leaders of the JV.

Employees of each Parent Company assigned to the JV, whether employees or secondees to the JV (“Employees”) will continue to operate in accordance with the Policies and Procedures of their respective Parent Company.  In addition, JV personnel will be expected to know and follow this JV Compliance Policy.  Through leadership at all levels, the JV will sustain a culture where

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

ethical conduct is recognized, valued and exemplified by all Employees and where business results are never more important than integrity and compliance.  Employees and leaders who do not comply with this JV Compliance Policy shall be subject to discipline.  The Leadership of the JV (including the board of directors and the appointed leadership) will work collaboratively with the Parent Companies to ensure that this JV Compliance Policy is implemented.

Core Elements of the JV Compliance Program.

Employees have an affirmative obligation to raise any potential compliance concerns through the channels established by their respective Companies, or through JV leadership, up to and including the JV Board of Directors (the “Board”).  Further, the Parent Companies commit, through their Board members, to appropriately and timely raise compliance and integrity concerns related to the JV through appropriate channels to the Board.

The JV leadership will develop appropriate procedures for ensuring that concerns raised by Employees, third parties, JV leadership, or by the Parent Companies, are appropriately cataloged, documented, resolved and closed (an “Open Reporting System”).  The Open Reporting System may change and evolve over time (at the approval of the Board) but the initial Open Reporting System will be in place no later than the second quarterly Meeting of the Board after formation of the JV.

Further, the Board will designate a “Compliance Leader” (who may be an Employee of the JV or an employee of either of the Parent Companies) who will be responsible for monitoring the status of the compliance program at the JV, and reporting from time to time (at least annually) on the status of the Compliance Program.  In the event the Board or JV leadership determines that any outside resources are required to conduct or support any investigation, or to advise with regard to compliance-related obligations, the Board or JV leadership, as applicable, will engage appropriate legal counsel and compliance leadership as appropriate.  Compliance leadership and legal counsel from the Parent Companies will support the Compliance Leader as appropriate, and the Compliance Leader will be empowered, with the advice and consent of the Board, to engage external resources if resources from the Parent Companies are unable to provide the necessary support.

The Compliance Leader and the JV leadership will develop appropriate training and communications plans to ensure that Employees are aware and understand this JV Compliance Policy and other policies and procedures of the JV.  At least once a year the Compliance Leader and the JV leadership will be responsible to report to the Board on the content and success of the training program.

Any concerns relating to conformance with this JV Compliance Policy (“Compliance Concerns”) that are received by either of the Parent Companies shall be promptly reported to the Compliance Leader, provided such reports do not relate to the Compliance Leader, in which case the Parent Companies will utilize the Board to review such compliance concerns. The Parent Companies and the Compliance Leader will coordinate the investigation, and corrective actions stemming from any Compliance Concerns.  The Parent Companies commit to ensuring fast, timely

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

investigation of Compliance Concerns and appropriate corrective actions.  The Compliance Leader will develop appropriate procedures for managing Compliance Concerns.

The Compliance Leader and the JV leadership, along with the Board, will regularly assess this JV Compliance Policy, the Compliance Program, any Compliance Concerns, and significant compliance and enterprise risks to the JV, and will identify and implement appropriate risk abatements (the “JV Risk Assessment”).  The Compliance Leader and the JV leadership will report to the Board at least twice per year on the status of the JV Risk Assessment.

Policies and Procedures of the JV.

As the JV will primarily or exclusively be staffed by Parent Companies’ employees who are seconded to the JV, except where otherwise governed by policies and procedures specifically established for the JV, such individuals will continue to adhere to the policies and procedures of their parent organizations, including their respective Parent Company code of conduct.  However, all persons acting for or on behalf of the JV will be trained and educated on JV-specific Policies and Procedures (including this JV Compliance Policy, which will be developed by JV leadership (including the JV Compliance Leader) and approved by the Board).  JV policies and procedures will remain consistent with applicable laws and regulations, this JV Compliance Policy, and other JV governance documents.  The JV will leverage existing tools and processes established by the Parent Companies in order to implement JV policies.

Core Compliance Policies for the JV

For purposes of this JV Compliance Policy, the “JV” includes any persons acting for or on behalf of the JV.

(1)	International Trade Compliance
•

The JV will screen all customers, suppliers, agents, dealers, prospective employees and existing Employees against applicable watchlists, including without limitation the Debarred/Excluded Parties List maintained by the United States government.

•

The JV will not not do business with embargoed/sanctioned countries or parties unless the JV leadership has confirmed that all required US and other government licenses and/or other authorizations for the proposed business have been obtained.

•	The JV will develop and comply with appropriate and applicable processes for securing and operating in compliance with appropriate export licenses and export control laws.

(2)	Improper Payments
•

The JV will not make or receive improper payments to governments or private-sector parties in any business dealings, in any country.  Any offer, promise, payment or authorization of payment of anything of value to a third party made while knowing that all or a portion of such value will be directly or indirectly offered, given or promised to a government official or customer for purposes of improperly influencing said government official in the conduct of his/her official duties is an improper payment and is strictly prohibited, subject to very limited exceptions for legitimate promotional expenses that may be allowed by applicable law and only following advance consultation with and

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

authorization from the Compliance Leader.  The JV will develop appropriate processes necessary to ensure compliance with this Policy, such as appropriate gifts and gratuities procedures.  These procedures will be consistent with existing processes implemented by the Parent Companies.

•

The JV will develop appropriate procedures for maintaining appropriate and necessary books and records designed to ensure compliance with applicable anti-bribery and anticorruption laws, such as the U.S. Foreign Corrupt Practices Act.

(3)	Supplier Relationships
•	The JV will select suppliers based upon procedures developed by the JV to ensure fair and, where appropriate, open competition.
•	The JV will not use suppliers that: fail to adhere to environmental standards, hire under-aged or coerced employees, or subject employees to unsafe conditions.
•

The JV will flow down appropriate requirements to all suppliers designed to ensure adherence to applicable laws, regulations, and JV policies and procedures, and shall assess and audit all suppliers against adherence to such requirements.

•

Before entering into any agency, distributor, or administrative services agreement, the JV will perform appropriate due diligence on the representative will ensure, via audits and inspections, that any representative complies with and adheres to applicable laws, regulations, and policies, including without limitation this JV Compliance Policy.

(4)	Anti-Money Laundering
•	The JV will appropriately screen customers and other parties with whom it does business to ensure they are involved in legitimate business activities and their funds come from legitimate sources.
•	The JV will develop procedures designed to ensure funding and payments come from legitimate sources.

(5)	Privacy
•	The JV will collect, process and use personal data for legitimate business purposes only and in compliance with all applicable laws.
•

The JV will maintain appropriate physical and electronic security designed to segregate and safeguard personal and confidential information of individuals, its Parent Companies, its customers, and its suppliers.

•	The JV will not share data with unaffiliated third parties who lack appropriate security safeguards.

(6)	Government Business
•	The JV will be truthful and accurate when dealing with government officials and agencies.
•	The JV will engage in business with any government customers in a manner that is consistent with the JV agreement and in compliance with applicable governmental requirements.
•	The JV will, as appropriate and necessary, develop processes in order to ensure compliance with government bidding and tendering requirements and applicable government contract terms and conditions.

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

(7)	Competition
•

The JV will comply with applicable competition laws and will not enter into agreements with competitors unless the JV has fully analyzed and sought appropriate legal counsel that the agreement does not violate applicable competition laws.

•	The JV will not discuss prices, bids, sales territories, terms/conditions of sale, etc. with competitors.
•	The JV will avoid communications with competitors that could create the appearance of impropriety.

(8)	Employment & Practices
•

The JV will make all employment decisions and actions based on merit and not a person’s race, color, religion, national origin, sex, sexual orientation, gender identity, age, disability, or other characteristic protected under applicable law.

•	The JV will provide a work environment free of harassment or bullying.
•

JV personnel will engage with other JV personnel as if they were co-workers, regardless of whether or not they are employees of the same Parent Company, and will be subject to their respective Parent Companies’ employment practices policies.

•	The JV and Employees will avoid conflicts of interests and any actions that constitute or could suggest insider trading.

(9)	Environmental Health & Safety (EHS)
•	The JV will create and maintain a safe working environment and prevent workplace injuries.
•	The JV will eliminate unreasonable EHS risks from facilities, products, services and activities.
•	The JV will reduce toxic and hazardous materials, prevent pollution, and conserve, recover and recycle materials, water and energy wherever possible.

(10)	Security

JV personnel will follow necessary safety and security policies at their place of work, including the policies and procedures of their respective Parent Companies and the applicable policies of the other Parent Company when working on site as a visitor.

(11)	Intellectual Property (“IP”)

Employees shall:

•	Identify and protect JV intellectual property and ensure proprietary information is labeled appropriately.
•	Respect valid patents, copyrighted materials and other protected IP of others, including without limitation the patents, copyrights, and other protected IP of the Parent Companies.
•

Take prompt and appropriate measures to return any proprietary information belonging to or received from any third party that should not be disclosed to the JV, and protect such third party proprietary information from further disclosure.

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

•

Fully understand the JV’s processes and policies regarding IP jointly developed between or among the JV and one or both of the Parent Companies, and the restrictions, rules and procedures in connection to such jointly developed IP.

•	Not share
o	JV IP with any third party (including either Parent Company) except as duly authorized by the JV and in compliance with applicable laws, regulations, policies and Non-Disclosure Agreements; or
o

the IP of a Parent Company with any third party (including the other Parent Company) except as specifically authorized by, and in accordance with the procedures and conditions set forth by, the Parent Company of the IP considered to be shared.

(12)	Computer, Network, and Electronic Media Usage & Data Protection

Employees of each of the Parent Companies seconded to the JV will comply with JV policies and procedures established to identify and protect the confidentiality and integrity of information developed, processed, stored, disclosed, communicated, and/or used in support of the JV.  This includes but is not limited to respecting and adhering to firewalls established to preserve and protect the information and intellectual property of the JV or either of the Parent Companies, ensuring that information is appropriately marked to identify the proprietary owner of that information, and promptly identifying and taking remedial measures to recover information that may have been improperly identified, marked, disclosed, or stored.  The Compliance Leader will ensure that training is provided to all JV participants regarding the requirements for compliance with computer, network, and electronic media policies.  Because the JV will act as a supplier to GE and will hold GE Proprietary Information, the JV and the Parent Companies will implement appropriate safeguards for data that are consistent with GE’s Privacy & Data Protection requirements, available at http://www.gesupplier.com/html/GEPolicies.htm

(13)	Controllership

The JV will establish and follow appropriate accounting and financial procedures; maintain complete, accurate and timely records/reports; and implement and follow appropriate retention schedules.

Collaboration with the Parent Companies.

In order to ensure the adoption of an efficient, up to date Compliance Program, the JV leadership and the Compliance Leader will regularly engage with appropriate compliance personnel from the Parent Companies and will regularly consult with appropriate legal counsel from both Parent Companies (as appropriate).  Regular best practice sharing and resource assistance will be provided by compliance personnel from both of the Parent Companies.  On at least an annual basis, the Parent Companies commit to holding an engagement session with the Compliance Leader, JV Leadership, and appropriate compliance leadership within the Parent Companies in order to share best practices and lessons learned.

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Compliance Committee

The Board agrees to convene a “Compliance Committee”, which shall be made up of equal representation from each of the Parent Companies (and which may, but need not be convened in conjunction with regular Board meetings).  The Purpose of the Compliance Committee will be to provide advice and direction to the JV leadership and the JV Compliance Leader on the health and status of the Compliance Program.  In addition to regular, ordinary meetings, the Compliance Committee may be convened in special sessions in order to provide advice and guidance or approval of special compliance measures (adoption of policies, implementation of risk abatements, enforcement of policies and procedures, issuance of discipline, etc.).  The Compliance Committee shall have appropriate access to the Compliance Program, including any period reports and status updates by the JV Compliance Leader, in each case as deemed appropriate by the Compliance Committee.

Revisions to this JV Compliance Policy.

The JV leadership and the JV Compliance Leader may recommend changes, revisions, or additions to this JV Compliance Policy which will be approved only in accordance with the JV governance documents.  However, no changes to this JV Compliance Policy will be made if they do not adhere to the Foundational Principles outlined above.

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

ANNEX J

Technology and IP Protections

Each of GE and Woodward and the Company shall follow an industry standard security framework that requires logical or physical security controls to protect the confidential, technical, proprietary or other information as specified by the Members and the Company from time to time, including the following:

1.Only individuals approved in writing by GE and Woodward shall have access to such information (“Approved Individuals”).  Each Approved Individual will use a computer supplied by Woodward or GE, as applicable, to access such information, with each such Approved Individual’s level of access being determined based upon such Approved Individual’s role.

2.Termination of a Company employee should be communicated to Company partner within 24 hours.  Company partners shall perform a periodic access review of Company users in their respective systems.

3.Seconded Company employees shall be trained in the proper approach of storing and securing electronic paper files with controls satisfactory to Woodward and GE.

4.Any facilities of the Company, and any facilities of Woodward or GE dedicated to the business of the Company, shall be ring-fenced with separate access points and controls satisfactory to Woodward and GE.

5.Each Approved Individual shall sign a customary non-disclosure agreement in favor of Woodward, the Company and GE, which shall include an acknowledgement of the obligations set forth in this section.

6.Woodward or GE, as applicable, will be responsible for any breach or violation of such non-disclosure agreement by their respective employees, agents, affiliates or other similar representatives.

7.The Company will keep all tangible and intangible firewalled information physically or logically separate from any information that employees of GE and Woodward may access.

8.The Company, GE and Woodward will implement technology controls that prevent unauthorized access to confidential information by anyone other than an Approved Individual. Any breach of confidential information related to the Company or that could potentially impact the Company shall be communicated to the Members and the Company as promptly as practicable, and in any event within 72 hours of identification of breach.

9.The Company, Woodward and GE will implement any other policies, procedures or controls related to the technology, Intellectual Property and other confidential information of the Company, GE or Woodward, as reasonably requested by either GE or Woodward. Company employees shall sign and abide by an “Acceptable Use” policy of each of Woodward and GE.

10.The Company, GE and Woodward will conduct an annual audit to confirm compliance with these provisions, and each shall certify that it is in full compliance with these provisions.  Additional audits will be conducted as reasonably requested by either GE or Woodward.

11.GE will have customary and mutually agreed access rights, in its capacity as a customer to the Company, to access information of the Company in connection with the Company’s performance of obligations of the Company Supply Agreement, as set forth in the Company Supply Agreement.

12.The Members and the Company will collectively implement a written strategy and process to protect IP across the boundaries of the Company, including individual confidentiality agreements with each of the individuals working with the Company, periodic and documented training sessions on processes of the Company for employees of each of GE and Woodward who have substantive interaction with the

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Company, the implementation of security framework as appropriate (either logical or physical), periodic audits, etc.

13.GE and Woodward shall implement mutually acceptable procedures and controls relating to commingled data, including as necessary for each of the Company, Woodward and GE to comply with any applicable contractual obligations.

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[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.